UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21558

Pioneer Short Term Income Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2021

Date of reporting period: September 1, 2020 through August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Short Term Income Fund

Annual Report | August 31, 2021

A: STABX	C: PSHCX	C2: STIIX	K: STIKX	Y: PSHYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Short Term Income Fund | Annual Report | 8/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), partisan debates over spending packages in Washington (particularly infrastructure spending), and the possibility of major tax-policy changes, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

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Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 3

Portfolio Management Discussion | 8/31/21

In the following interview, portfolio managers Noah Funderburk and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund’s performance during the 12-month period ended August 31, 2021. Mr. Funderburk, a vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pauwels, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended August 31, 2021?
A	Pioneer Short Term Income Fund’s Class A shares returned 4.25% at net asset value during the 12-month period ended August 31, 2021, while the Fund’s benchmark, the Bloomberg One- to Three-Year Government/Credit Bond Index (the Bloomberg Index), returned 0.39%. During the same period, the average return of the 602 mutual funds in Morningstar’s Short-Term Bond Funds category was 1.82%.
Q	Can you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2021?
A	As the period opened in September of 2020, macroeconomic uncertainty weighed on investor sentiment and the performance of so-called riskier assets, such as equities and high-yield bonds. In the US Congress, a partisan dispute over when to appoint the late-Supreme Court Justice Ginsburg’s replacement lowered the odds of passage of another fiscal stimulus package support prior to the November presidential election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a new round of economic lockdowns. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results.

In December, markets rallied with both the final settling of the presidential election results and the granting of emergency-use authorization for the first COVID-19 vaccines, as well as passage of a $900 billion COVID relief package. In response to those developments, riskier assets rallied and US Treasury yields drifted higher into the end of the calendar year.

4 Pioneer Short Term Income Fund | Annual Report | 8/31/21

The first quarter of 2021 saw notably higher Treasury yields and higher inflation expectations, driven by investors’ optimism on the outlook for global economic growth. Contributing to the optimistic view was the Democrat’s early-January takeover of both houses of Congress, which gave rise to a new $1.9 trillion fiscal stimulus package and, later, a proposed $3 billion-plus infrastructure bill. The continued dovish monetary policies of the US Federal Reserve (Fed) lent further support to the markets during the early months of 2021.

However, the “reflation trade” wobbled during June 2021, as market participants navigated around growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Federal Open Market Committee (FOMC) meeting that month, which pointed to a moving forward of the US central bank’s timetable for normalizing interest rates. In response, short-term Treasury yields ticked higher while longer-term yields declined.

For the 12-month period, returns for short-term Treasuries were modestly positive, as the uptick in short-term yields more than offset the negative impact of the modest increase in overall rates. Credit-oriented sectors, including corporate bonds and securitized assets, significantly outperformed, benefiting from a rebounding economy and, particularly for securitized assets, rising home prices, falling mortgage delinquency rates, and strong consumer balance sheets.

Q	Can you review your principal investment strategies in managing the Fund during the 12-month period ended August 31, 2021, and discuss how they affected benchmark-relative performance?
A	Asset allocation decisions drove the majority of the Fund’s outperformance relative to the benchmark for the 12-month period. Specifically, a portfolio overweight to securitized assets, including asset-backed securities (ABS), residential mortgage-backed securities (RMBS), and commercial mortgage-backed securities (CMBS), benefited the Fund’s relative returns. Security selection results were another positive factor in the Fund’s benchmark-relative outperformance for the period, as the portfolio saw strong performance within holdings of financials and industrials issuers.

The Fund’s ABS allocation contributed to positive benchmark-relative performance for the period, as consumer-related sectors across auto, credit cards, and personal loans have benefited from stronger-than-expected retail sales and from the broader reopening of the economy in the wake of COVID-19 vaccine distributions. Short-term ABS also received

Pioneer Short Term Income Fund | Annual Report | 8/31/21 5

a boost from strong investor demand for yield; in particular, issues rated below “AAA” have offered wider spreads relative to pre-pandemic levels. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities). Consumers have continued to demonstrate strength, with historically high savings rates and income levels (even without fiscal stimulus from the government) sitting at above pre-pandemic levels. In addition, banks have continued to release loss reserves due to better-than-expected results on their credit card and auto loan exposures. Used car prices, too, have reached record highs, posting the largest year-over-year gains since 2009 - when the government’s "cash for clunkers" program created a supply/demand imbalance.

The Fund’s allocation to non-agency RMBS also aided relative returns. Within RMBS, the portfolio’s exposure to credit-risk-transfer securities (CRTs) was a key positive contributor. CRTs transfer a portion of the risk associated with credit losses within pools of conventional residential mortgages from government-sponsored entities (Fannie Mae, Freddie Mac, etc.) to the private sector. RMBS have benefited from a strong housing market and a continued decline in the proportion of mortgages in forbearance.

The Fund’s exposure to CMBS, particularly within its allocation to single asset/single borrower (SASB) lodging assets, benefited relative performance, as SASB spreads narrowed during the period on the back of recovering hotel revenues, most notably for economy, limited service, and drive-to-destination hotels. In a typical economic rebound, economy hotel revenues have tended to recover first, followed by travel hotel revenues and, finally, business hotel revenues. In addition, bonds backed by other property types, such as multi-family, logistics, and offices, have rebounded up to, or at least close to, pre-pandemic levels.

The Fund’s out-of-benchmark exposure to floating-rate bank loans was another positive contributor to benchmark-relative returns, as bank loans benefited from increasing collateralized loan obligation (CLO) issuance. In addition, investors have had a favorable view of the floating-rate feature of loans, given the potential for longer-term Treasury yields to rise as 2021 progresses. An allocation to insurance-linked securities (ILS) also aided the Fund’s relative performance for the period. Typically, ILS returns are not correlated to the performance of other fixed-income assets, and we view having exposure to the incremental yield and diversification* benefits of the ILS sector as continuing to enhance the portfolio’s risk/reward profile.

*	Diversification does not assure a profit nor protect against loss.

6 Pioneer Short Term Income Fund | Annual Report | 8/31/21

The Fund’s significant underweight to Treasuries contributed positively to relative returns as credit-oriented assets outperformed over the 12-month period. Finally, within the Fund’s allocation to investment-grade corporate credit, the portfolio’s overweight to financials aided relative results, as the sector benefited from the continued demand for yield among investors, both domestic and global.

During a period that saw the Fund outperform its benchmark by a wide margin, yield-curve positioning was a modest detractor from benchmark-relative results, reflecting the portfolio’s overweight to the longer end, which underperformed as the yield curve steepened over the 12-month period.

Q	Can you discuss the factors that affected the Fund’s income-generation (or yield), either positively or negatively, during the 12-month period ended August 31, 2021?
A	The Fund’s yield declined over the 12-month period, due to the compression of credit spreads. However, we believe the income-generation ability of the Fund relative to alternative investment options has remained attractive, given the continued low-interest-rate environment.
Q	Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2021? If so, did the derivatives have an effect on the Fund’s performance?
A	We employed derivatives, such as futures contracts, to manage the Fund’s overall duration during the period, and the duration positioning detracted modestly from relative performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Q	What is your assessment of the current climate for fixed-income investing?
A	We are monitoring developments on a number of economic and public-policy fronts, including the potential effects of a return to in-person schooling and the expiration of expanded US unemployment benefits on the labor market; Congressional infighting on spending bills and over expanding the debt limit; and the Fed’s signaling with respect to the trajectory of interest rates. Our base-case scenario is for solid near-term economic growth and improving corporate credit-quality metrics if cash-flow generation grows relative to outstanding debt obligations. However, we believe corporate bond markets have largely priced in the projected improvement in credit metrics. The current yield spread relative to

Pioneer Short Term Income Fund | Annual Report | 8/31/21 7

Treasuries for the US investment-grade corporate bond market is historically narrow. As such, we see potential returns from spread tightening as modest. That said, we also view the risk of material spread widening as modest, given a supportive macroeconomic environment, a Fed that had remained accommodative, and global investor demand for positive yields.

While we expect spread assets to outperform Treasuries in the coming quarters, we appreciate that current spread levels across most fixed-income sectors leave little room for error. With that in mind, we have continued to trim the Fund’s positions in holdings that we believe offer less attractive return potential relative to the long-term risks associated with those investments.

Please refer to the Schedule of Investments on pages 19–54 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/21

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 9

Portfolio Summary | 8/31/21

10 Largest Holdings
(As a percentage of total investments)*
1.	United States Treasury Bill, 9/21/21	3.53%
2.	Fannie Mae, 2.5%, 9/1/51 (TBA)	2.77
3.	Bank of America Corp., 4.2%, 8/26/24	1.45
4.	UBS AG, 7.625%, 8/17/22	1.07
5.	Wells Fargo & Co., 3.55%, 9/29/25	0.99
6.	Credit Suisse Group AG, 3.574%, 1/9/23 (144A)	0.91
7.	Mitsubishi UFJ Financial Group, Inc., 3.407%, 3/7/24	0.87
8.	JPMorgan Chase & Co., 3.797% (3 Month USD LIBOR + 89 bps), 7/23/24	0.86
9.	Citigroup, Inc., 3.142% (3 Month USD LIBOR + 72 bps), 1/24/23	0.78
10.	Eversource Energy, 1.4%, 8/15/26	0.76

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Prices and Distributions | 8/31/21

Net Asset Value per Share

Class	8/31/21	8/31/20
A	$9.39	$9.21
C	$9.41	$9.23
C2	$9.42	$9.24
K	$9.45	$9.27
Y	$9.41	$9.23

Distributions per Share: 9/1/20–8/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2092	$ —	$ —
C	$0.1906	$ —	$ —
C2	$0.1911	$ —	$ —
K	$0.2446	$ —	$ —
Y	$0.2437	$ —	$ —

Index Definitions

The Bloomberg One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 11

Performance Update | 8/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2021)

			Bloomberg
	Net	Public	One- to
	Asset	Offering	Three-Year
	Value	Price	Government/
Period	(NAV)	(POP)*	Credit Index
10 years	1.99%	1.74%	1.46%
5 years	2.09	1.57	1.93
1 year	4.25	4.25	0.39

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.85%	0.83%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

* POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratios reflect the contractual expense limitations currently in effect through January 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Performance Update | 8/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2021)

			Bloomberg
			One- to
			Three-Year
	If	If	Government/
Period	Held	Redeemed	Credit Index
10 years	1.69%	1.69%	1.46%
5 years	1.94	1.94	1.93
1 year	4.04	4.04	0.39

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

“If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 13

Performance Update | 8/31/21	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2021)

			Bloomberg
			One- to
			Three-Year
	If	If	Government/
Period	Held	Redeemed	Credit Index
10 years	1.71%	1.71%	1.46%
5 years	1.94	1.94	1.93
1 year	4.04	4.04	0.39

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
1.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

“If Held” results represent the percent change in net asset value per share. Class C2 shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Redeemed” returns would have been lower had sales charges been reflected. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Performance Update | 8/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2021)

		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	2.29%	1.46%
5 years	2.54	1.93
1 year	4.62	0.39

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.47%	0.46%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratios reflect the contractual expense limitations currently in effect through January 1, 2022 for Class K shares. There can be no assurance that Amundi US will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 15

Performance Update | 8/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2021)

		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	2.31%	1.46%
5 years	2.47	1.93
1 year	4.63	0.39

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.59%	0.46%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service
(12b-1) fees, and other Fund expenses; and

(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2021 through August 31, 2021.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/21
Ending Account Value	$1,007.83	$1,007.94	$1,007.94	$1,010.72	$1,010.72
(after expenses)
on 8/31/21
Expenses Paid	$4.10	$5.21	$5.11	$2.33	$2.33
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.81%, 1.03%, 1.01%, 0.46%, and 0.46% for classes A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).

Pioneer Short Term Income Fund | Annual Report | 8/31/21 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2021 through August 31, 2021.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/21
Ending Account Value	$1,021.12	$1,020.01	$1,020.11	$1,022.89	$1,022.89
(after expenses)
on 8/31/21
Expenses Paid	$4.13	$5.24	$5.14	$2.35	$2.35
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.81%, 1.03%, 1.01%, 0.46%, and 0.46% for classes A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).

18 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Schedule of Investments | 8/31/21

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 101.9%
	ASSET BACKED SECURITIES — 24.4% of
	Net Assets
111,734(a)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 0.326% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	$ 110,187
156,277(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 0.296% (1 Month USD LIBOR +
	20 bps), 6/15/41 (144A)	153,106
181,453(a)	321 Henderson Receivables I LLC, Series 2007-1A,
	Class A1, 0.296% (1 Month USD LIBOR +
	20 bps), 3/15/42 (144A)	175,409
1,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D,
	4.523%, 8/15/40 (144A)	1,510,932
500,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class D, 5.634% (3 Month USD LIBOR +
	550 bps), 1/20/32 (144A)	490,670
1,500,000	ACC Trust, Series 2019-2, Class C, 5.24%,
	10/21/24 (144A)	1,546,239
500,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%,
	12/15/23 (144A)	520,343
800,000	American Credit Acceptance Receivables Trust,
	Series 2021-3, Class F, 3.64%, 5/15/28 (144A)	798,527
500,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	509,174
400,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class E, 5.45%, 11/20/23 (144A)	403,712
500,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	502,957
1,500,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	1,565,725
500,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%,
	7/17/46 (144A)	526,166
1,000,000	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2019-1, Class B, 3.37%, 6/15/25 (144A)	1,021,913
1,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	1,026,243
400,000	BCC Funding XVII LLC, Series 2020-1, Class C, 2.5%,
	9/22/25 (144A)	401,659
400,000	Blackbird Capital Aircraft, Series 2021-1A, Class B,
	3.446%, 7/15/46 (144A)	405,420
1,113,535	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A,
	Class B, 3.78%, 9/26/33 (144A)	1,161,188
1,000,000(a)	Brightwood Capital MM CLO Ltd., Series 2020-1A,
	Class D, 5.519% (3 Month USD LIBOR + 540 bps),
	12/15/28 (144A)	1,004,497
882,142	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	923,146

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 19

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
387,839	BXG Receivables Note Trust, Series 2020-A, Class B,
	2.49%, 2/28/36 (144A)	$ 390,417
2,500,000	Carnow Auto Receivables Trust, Series 2019-1A, Class C,
	3.36%, 6/17/24 (144A)	2,539,022
500,000	Carnow Auto Receivables Trust, Series 2021-1A, Class C,
	2.16%, 2/17/26 (144A)	502,417
500,000	Carvana Auto Receivables Trust, Series 2019-4A, Class E,
	4.7%, 10/15/26 (144A)	524,127
2,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class D, 3.43%, 1/15/26 (144A)	2,079,592
750,000	Carvana Auto Receivables Trust, Series 2021-N3, 2.53%,
	6/12/28 (144A)	750,021
103,737(a)	CDC Mortgage Capital Trust, Series 2002-HE1, Class A,
	0.704% (1 Month USD LIBOR + 62 bps), 1/25/33	103,141
62,928(a)	Chase Funding Trust, Series 2003-3, Class 2A2, 0.624%
	(1 Month USD LIBOR + 54 bps), 4/25/33	62,031
59,028(b)	Chase Funding Trust, Series 2003-6, Class 1A7, 4.951%,
	11/25/34	62,179
1,750,000	CIG Auto Receivables Trust, Series 2019-1A, Class C,
	3.82%, 8/15/24 (144A)	1,785,377
25,547	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	26,549
115,674	Conn’s Receivables Funding LLC, Series 2020-A, Class A,
	1.71%, 6/16/25 (144A)	115,758
25,525(a)	Conseco Finance Home Equity Loan Trust, Series 2002-C,
	Class MV1, 1.596% (1 Month USD LIBOR +
	150 bps), 5/15/32	25,536
2,000,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	2,034,146
176,565(a)	Countrywide Asset-Backed Certificates, Series 2004-SD3,
	Class A2, 1.184% (1 Month USD LIBOR +
	110 bps), 9/25/34 (144A)	175,708
500,000	Credito Real USA Auto Receivables Trust, Series 2021-1A,
	Class B, 2.87%, 2/16/27 (144A)	499,388
519,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	518,136
652,030	Diamond Resorts Owner Trust, Series 2019-1A, Class B,
	3.53%, 2/20/32 (144A)	673,287
217,343	Diamond Resorts Owner Trust, Series 2019-1A, Class D,
	5.25%, 2/20/32 (144A)	225,334
15,428(a)	DRB Prime Student Loan Trust, Series 2016-B, Class A1,
	1.884% (1 Month USD LIBOR + 180 bps), 6/25/40 (144A)	15,446
371,708	Drug Royalty III LP 1, Series 2018-1A, Class A2, 4.27%,
	10/15/31 (144A)	380,613
22,806(a)	Earnest Student Loan Program LLC, Series 2017-A,
	Class A1, 1.084% (1 Month USD LIBOR +
	100 bps), 1/25/41 (144A)	22,816

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,250,000(a)	Ellington CLO IV Ltd., Series 2019-4A, Class CR, 2.876%
	(3 Month USD LIBOR + 275 bps), 4/15/29 (144A)	$ 1,250,744
500,000	Elm Trust, Series 2020-3A, Class A2, 2.954%, 8/20/29
	(144A)	502,062
2,000,000	Exeter Automobile Receivables Trust, Series 2019-2A,
	Class E, 4.68%, 5/15/26 (144A)	2,123,032
1,500,000	Fair Square Issuance Trust, Series 2020-AA, Class C,
	5.4%, 9/20/24 (144A)	1,516,288
92,555	FCI Funding LLC, Series 2019-1A, Class B, 0.0%,
	2/18/31 (144A)	93,099
200,000(c)	Finance of America HECM Buyout, Series 2021-HB1,
	Class M3, 3.64%, 2/25/31 (144A)	200,082
500,000(a)	Fortress Credit Opportunities VI CLO, Ltd., Series
	2015-6A, Class A1TR, 1.479% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	498,547
1,100,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2017-9A, Class A1T, 1.675% (3 Month USD LIBOR +
	155 bps), 11/15/29 (144A)	1,100,229
436,681	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	435,177
1,000,000	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class D, 3.27%, 6/16/25 (144A)	1,031,209
105,940(a)	Freddie Mac Structured Pass-Through Certificates,
	Series T-20, Class A7, 0.384% (1 Month USD LIBOR +
	30 bps), 12/25/29	104,335
64,597	Freed ABS Trust, Series 2020-FP1, Class A, 2.52%,
	3/18/27 (144A)	64,806
750,000	Genesis Sales Finance Master Trust, Series 2021-AA,
	Class D, 2.09%, 12/21/26 (144A)	749,547
2,000,000	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class C, 2.96%, 5/15/25 (144A)	2,042,197
96,463(c)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	97,782
500,000(a)	Gracie Point International Funding, Series 2021-1A,
	Class C, 2.496% (1 Month USD LIBOR +
	240 bps), 11/1/23 (144A)	499,965
67,023(a)	GSAA Home Equity Trust, Series 2005-8, Class A3, 0.944%
	(1 Month USD LIBOR + 86 bps), 6/25/35	67,889
504,182	Hercules Capital Funding Trust, Series 2018-1A, Class A,
	4.605%, 11/22/27 (144A)	506,681
191,811	Hercules Capital Funding Trust, Series 2019-1A, Class A,
	4.703%, 2/20/28 (144A)	193,551
184,531	HIN Timeshare Trust, Series 2020-A, Class D, 5.5%,
	10/9/39 (144A)	192,289
900,000	HOA Funding LLC - HOA, Series 2021-1A, Class B, 7.432%,
	8/20/51 (144A)	901,379

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 21

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,950,000(a)	Home Partners of America Trust, Series 2018-1,
	Class E, 1.943% (1 Month USD LIBOR + 185 bps),
	7/17/37 (144A)	$ 2,949,997
1,750,000	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	1,769,687
500,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 7.57% (3
	Month USD LIBOR + 744 bps), 4/29/34 (144A)	496,107
34,346(a)	Interstar Millennium Trust, Series 2003-3G, Class A2,
	0.646% (3 Month USD LIBOR + 50 bps), 9/27/35	32,966
1,500,000	Jamestown CLO V, Ltd., Series 2014-5A, Class B2R,
	3.84%, 1/17/27 (144A)	1,504,521
890,737	LFS 2021A LLC, Series 2021-A, Class A, 2.46%,
	4/15/33 (144A)	891,172
1,150,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
	7/16/29 (144A)	1,171,023
1,000,000	Marlette Funding Trust, Series 2021-1A, Class D, 2.47%,
	6/16/31 (144A)	1,011,020
1,080,000	Mercury Financial Credit Card Master Trust,
	Series 2021-1A, Class B, 2.33%, 3/20/26 (144A)	1,073,193
1,000,000	Mission Lane Credit Card Master Trust, Series 2021-A,
	Class B, 2.24%, 9/15/26 (144A)	1,003,189
748,397	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%,
	9/20/40 (144A)	749,828
353,855	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%,
	9/20/40 (144A)	346,466
176,699	MVW LLC, Series 2020-1A, Class C, 4.21%,
	10/20/37 (144A)	187,265
8,719(c)	New Century Home Equity Loan Trust, Series 2004-A,
	Class AII9, 5.47%, 8/25/34	9,586
256,385(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 3.084% (1 Month USD LIBOR +
	300 bps), 2/25/43 (144A)	259,756
1,500,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	1,518,033
1,000,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	1,020,866
174,446(a)	NovaStar Mortgage Funding Trust, Series 2003-1,
	Class A2, 0.864% (1 Month USD LIBOR +
	78 bps), 5/25/33	173,632
284,866	Oasis LLC, Series 2020-1A, Class A, 3.82%, 1/15/32
	(144A)	285,752
419,997	Oasis LLC, Series 2020-2A, Class A, 4.262%, 5/15/32
	(144A)	422,893
366,392	Oasis Securitization Funding LLC, Series 2021-1A,
	Class A, 2.579%, 2/15/33 (144A)	367,152
200,000	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%,
	3/8/28 (144A)	203,002

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
718,779	Orange Lake Timeshare Trust, Series 2019-A, Class A,
	3.06%, 4/9/38 (144A)	$ 743,927
838,582	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	866,239
1,000,000(a)	Owl Rock CLO II Ltd., Series 2019-2A, Class ALR, 1.684%
	(3 Month USD LIBOR + 155 bps), 4/20/33 (144A)	1,000,811
1,416,648	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	1,457,957
500,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.031% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	500,309
646,132	PEAR LLC, Series 2020-1, Class A, 3.75%, 12/15/32 (144A)	646,311
1,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	1,545,203
1,000,000	PG Receivables Finance, Series 2020-1, Class A1, 3.968%,
	7/20/25 (144A)	1,004,844
1,000,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%,
	7/20/25 (144A)	1,005,898
2,250,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
	2.734% (1 Month USD LIBOR + 265 bps), 8/25/25
	(144A)	2,246,812
2,600,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	2,601,527
500,000	Purchasing Power Funding LLC, Series 2021-A, Class C,
	2.53%, 10/15/25 (144A)	500,478
500,000	Purchasing Power Funding LLC, Series 2021-A, Class D,
	4.37%, 10/15/25 (144A)	500,382
666,232(a)	ReadyCap Lending Small Business Loan Trust,
	Series 2019-2, Class A, 2.75% (PRIME + -50 bps),
	12/27/44 (144A)	637,605
1,500,000	Republic Finance Issuance Trust, Series 2019-A, Class B,
	3.93%, 11/22/27 (144A)	1,528,435
1,500,000	Small Business Lending Trust, Series 2019-A, Class B,
	3.42%, 7/15/26 (144A)	1,497,178
400,000	Small Business Lending Trust, Series 2019-A, Class C,
	4.31%, 7/15/26 (144A)	397,173
850,000	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	835,641
18,248(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 1.184% (1 Month USD LIBOR +
	110 bps), 10/27/36 (144A)	18,320
2,000,000(a)	Sound Point CLO V-R, Ltd., Series 2014-1RA, Class B,
	1.884% (3 Month USD LIBOR + 175 bps), 7/18/31
	(144A)	1,990,456
500,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A, Class D,
	3.725% (3 Month USD LIBOR + 360 bps), 7/25/30 (144A)	495,065

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 23

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
43(b)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2005-2XS, Class 1A5B, 5.15%, 2/25/35	$ 44
48,659	Structured Receivables Finance LLC, Series 2010-B,
	Class A, 3.73%, 8/15/36 (144A)	50,701
1,400,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class D, 2.31%, 3/15/27 (144A)	1,422,492
1,250,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	1,267,984
332,774(c)	Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
	5.0%, 10/25/58 (144A)	339,890
183,502	Towd Point Mortgage Trust, Series 2019-HY3, Class XA,
	4.5%, 10/25/59 (144A)	182,379
840,738(c)	Towd Point Mortgage Trust, Series 2019-SJ3, Class XA,
	4.5%, 11/25/59 (144A)	840,738
1,250,000	Trafigura Securitisation Finance Plc, Series 2018-1A,
	Class B, 4.29%, 3/15/22 (144A)	1,250,119
1,000,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	999,917
500,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class E, 3.23%, 9/15/26 (144A)	500,257
1,600,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 2.264%
	(SOFR30A + 221 bps), 10/15/34 (144A)	1,592,003
486,266	TVEST LLC, Series 2020-A, Class A, 4.5%, 7/15/32 (144A)	489,995
1,350,000	TVEST LLC, Series 2021-A, Class A, 2.35%,
	9/15/33 (144A)	1,350,000
500,000	United Auto Credit Securitization Trust, Series 2020-1,
	Class D, 2.88%, 2/10/25 (144A)	511,087
2,000,000	United Auto Credit Securitization Trust, Series 2021-1,
	Class E, 2.58%, 6/10/26 (144A)	2,021,170
469,601	Upstart Pass-Through Trust, Series 2021-ST4, Class A,
	2.0%, 7/20/27 (144A)	469,591
1,500,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	1,556,192
1,000,000	Veros Auto Receivables Trust, Series 2021-1, Class C,
	3.64%, 8/15/28 (144A)	1,003,873
2,000,000	Veros Automobile Receivables Trust, Series 2020-1,
	Class B, 2.19%, 6/16/25 (144A)	2,013,311
1,244,858	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	1,282,610
695,516	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	732,082
2,466,407	Westlake Automobile Receivables Trust, Series 2018-3A,
	Class D, 4.0%, 10/16/23 (144A)	2,494,523
1,000,000	Westlake Automobile Receivables Trust, Series 2019-2A,
	Class E, 4.02%, 4/15/25 (144A)	1,035,310
1,500,000	Westlake Automobile Receivables Trust, Series 2019-3A,
	Class E, 3.59%, 3/17/25 (144A)	1,554,079

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
744,444	Willis Engine Structured Trust VI, Series 2021-A,
	Class B, 5.438%, 5/15/46 (144A)	$ 779,312
28,161	WRG Debt Funding II LLC, Series 2017-1, Class A,
	4.458%, 3/15/26 (144A)	28,161
	TOTAL ASSET BACKED SECURITIES
	(Cost $106,252,539)	$107,674,641
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	17.0% of Net Assets
600,000(c)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
	4.5%, 11/25/48 (144A)	$ 607,911
16,574(c)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 2.474%, 6/25/30	17,020
1,233,769(a)	Bellemeade Re, Ltd., Series 2017-1, Class M2, 3.434%
	(1 Month USD LIBOR + 335 bps), 10/25/27 (144A)	1,245,553
1,255,159(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.934%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	1,256,735
800,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.834%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	800,000
1,000,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.784% (1
	Month USD LIBOR + 270 bps), 3/25/29 (144A)	1,005,075
2,000,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 2.584% (1
	Month USD LIBOR + 250 bps), 7/25/29 (144A)	1,999,998
114,369(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1B, 3.284%
	(1 Month USD LIBOR + 320 bps), 8/26/30 (144A)	114,888
1,500,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C, 4.084%
	(1 Month USD LIBOR + 400 bps), 8/26/30 (144A)	1,532,803
450,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1B, 2.934%
	(1 Month USD LIBOR + 285 bps), 10/25/30 (144A)	457,278
610,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.784%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	638,951
630,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.934% (1
	Month USD LIBOR + 485 bps), 10/25/30 (144A)	676,970
410,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.684%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	414,842
526,682(c)	BRAVO Residential Funding Trust, Series 2020-NQM1,
	Class A3, 2.406%, 5/25/60 (144A)	529,651
900,000(c)	BRAVO Residential Funding Trust, Series 2020-NQM1,
	Class B1, 5.086%, 5/25/60 (144A)	927,818
2,509,435(c)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class D, 4.0%, 10/25/68 (144A)	2,535,122
500,000(c)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class M3, 3.735%, 6/25/36 (144A)	501,741
700,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	699,041

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 25

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,922,188(a)	Chase Mortgage Finance Corp., Series 2021-CL1,
	Class M3, 1.6% (SOFR30A + 155 bps), 2/25/50 (144A)	$ 1,924,274
4,899	Citicorp Mortgage Securities REMIC Pass-Through
	Certificates Trust, Series 2005-4, Class 2A1, 5.0%,
	7/25/20	4,989
5,916	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3,
	Class A1, 7.0%, 9/25/33	5,911
1,781,159(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class M2, 2.234% (1 Month USD LIBOR +
	215 bps), 11/25/39 (144A)	1,773,297
1,530,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.734% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	1,581,620
2,130,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.734% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	2,205,168
118,872	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2002-10, Class 2A1, 7.5%, 5/25/32	124,214
1,064,770(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.884%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	1,064,770
270,000(a)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.584%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	274,038
941,000(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.684% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	968,009
1,000,000(c)	Ellington Financial Mortgage Trust, Series 2020-1,
	Class A3, 3.999%, 5/25/65 (144A)	1,029,793
244,995(c)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	3.452%, 7/25/43	256,282
50,630(a)	Federal Home Loan Mortgage Corp. REMICS, Series 2315,
	Class FW, 0.646% (1 Month USD LIBOR +
	55 bps), 4/15/27	50,859
149,860(a)	Federal Home Loan Mortgage Corp. REMICS, Series 2334,
	Class FA, 0.596% (1 Month USD LIBOR +
	50 bps), 7/15/31	150,737
46,475(a)	Federal Home Loan Mortgage Corp. REMICS, Series 2391,
	Class FJ, 0.596% (1 Month USD LIBOR +
	50 bps), 4/15/28	46,672
42,097(a)	Federal Home Loan Mortgage Corp. REMICS, Series 2439,
	Class F, 1.096% (1 Month USD LIBOR +
	100 bps), 3/15/32	43,035
70,131(a)	Federal Home Loan Mortgage Corp. REMICS, Series 2470,
	Class AF, 1.096% (1 Month USD LIBOR +
	100 bps), 3/15/32	71,809
60,121(a)	Federal Home Loan Mortgage Corp. REMICS, Series 2489,
	Class FA, 1.096% (1 Month USD LIBOR +
	100 bps), 2/15/32	61,499

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
92,716(a)	Federal Home Loan Mortgage Corp. REMICS, Series 2498,
	Class FL, 0.666% (1 Month USD LIBOR +
	57 bps), 3/15/32	$ 93,536
36,932(a)	Federal Home Loan Mortgage Corp. REMICS, Series 2916,
	Class NF, 0.346% (1 Month USD LIBOR +
	25 bps), 1/15/35	37,016
17,899(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3042,
	Class PF, 0.346% (1 Month USD LIBOR +
	25 bps), 8/15/35	17,943
10,093(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3102,
	Class FG, 0.396% (1 Month USD LIBOR +
	30 bps), 1/15/36	10,134
52,458(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3117,
	Class FE, 0.396% (1 Month USD LIBOR +
	30 bps), 2/15/36	52,669
27,790(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3173,
	Class FC, 0.516% (1 Month USD LIBOR +
	42 bps), 6/15/36	28,021
51,444(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3181,
	Class HF, 0.596% (1 Month USD LIBOR +
	50 bps), 7/15/36	52,226
16,220(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3235,
	Class FX, 0.416% (1 Month USD LIBOR +
	32 bps), 11/15/36	16,383
47,840(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3239,
	Class EF, 0.446% (1 Month USD LIBOR +
	35 bps), 11/15/36	48,210
22,012(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3239,
	Class FB, 0.446% (1 Month USD LIBOR +
	35 bps), 11/15/36	22,181
82,032(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3373,
	Class FB, 0.676% (1 Month USD LIBOR +
	58 bps), 10/15/37	83,342
106,100(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3386,
	Class FB, 0.471% (1 Month USD LIBOR +
	38 bps), 11/15/37	106,961
8,361	Federal Home Loan Mortgage Corp. REMICS, Series 3416,
	Class BJ, 4.0%, 2/15/23	8,439
60,553(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3610,
	Class FA, 0.796% (1 Month USD LIBOR +
	70 bps), 12/15/39	60,745
18,142(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3745,
	Class FB, 0.346% (1 Month USD LIBOR +
	25 bps), 8/15/25	18,121
10,488(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3784,
	Class F, 0.496% (1 Month USD LIBOR +
	40 bps), 7/15/23	10,472

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 27

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
64,254(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3807,
	Class FM, 0.596% (1 Month USD LIBOR +
	50 bps), 2/15/41	$ 63,265
90,710(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3850,
	Class FC, 0.516% (1 Month USD LIBOR +
	42 bps), 4/15/41	91,554
18,844(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3868,
	Class FA, 0.496% (1 Month USD LIBOR +
	40 bps), 5/15/41	19,039
14,749(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3914,
	Class LF, 0.296% (1 Month USD LIBOR +
	20 bps), 8/15/26	14,700
29,434(a)	Federal Home Loan Mortgage Corp. REMICS, Series 3970,
	Class GF, 0.396% (1 Month USD LIBOR +
	30 bps), 9/15/26	29,427
36,637(a)	Federal Home Loan Mortgage Corp. REMICS, Series 4002,
	Class YF, 0.646% (1 Month USD LIBOR +
	55 bps), 2/15/42	37,150
91,853	Federal Home Loan Mortgage Corp. REMICS, Series 4366,
	Class VA, 3.0%, 12/15/25	94,129
28,695(a)	Federal Home Loan Mortgage Corp. Strips, Series 237,
	Class F14, 0.496% (1 Month USD LIBOR +
	40 bps), 5/15/36	28,790
63,642(a)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F30, 0.396% (1 Month USD LIBOR +
	30 bps), 8/15/36	63,569
24,635(a)	Federal Home Loan Mortgage Corp. Strips, Series 244,
	Class F22, 0.446% (1 Month USD LIBOR +
	35 bps), 12/15/36	24,790
3,806(a)	Federal National Mortgage Association REMICS, Series
	1992-162, Class FB, 1.0% (5 Year CMT Index +
	-5 bps), 9/25/22	3,798
19,027(a)	Federal National Mortgage Association REMICS, Series
	1994-40, Class FC, 0.584% (1 Month USD LIBOR
	+ 50 bps), 3/25/24	19,185
23,819	Federal National Mortgage Association REMICS, Series
	1999-25, Class Z, 6.0%, 6/25/29	27,005
29,308(a)	Federal National Mortgage Association REMICS, Series
	2001-72, Class FB, 0.984% (1 Month USD LIBOR
	+ 90 bps), 12/25/31	29,891
15,688(a)	Federal National Mortgage Association REMICS, Series
	2001-81, Class FL, 0.739% (1 Month USD LIBOR
	+ 65 bps), 1/18/32	15,830
83,211(a)	Federal National Mortgage Association REMICS, Series
	2002-77, Class WF, 0.489% (1 Month USD LIBOR
	+ 40 bps), 12/18/32	83,485

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
20,650(a)	Federal National Mortgage Association REMICS, Series
	2002-93, Class FH, 0.584% (1 Month USD LIBOR
	+ 50 bps), 1/25/33	$ 20,846
41,025(a)	Federal National Mortgage Association REMICS,
	Series 2003-8, Class FJ, 0.434% (1 Month USD LIBOR +
	35 bps), 2/25/33	41,066
28,041(a)	Federal National Mortgage Association REMICS, Series
	2003-42, Class JF, 0.584% (1 Month USD LIBOR
	+ 50 bps), 5/25/33	28,170
60,135(a)	Federal National Mortgage Association REMICS, Series
	2003-63, Class F1, 0.384% (1 Month USD LIBOR
	+ 30 bps), 11/25/27	60,134
36,662(a)	Federal National Mortgage Association REMICS, Series
	2004-28, Class PF, 0.484% (1 Month USD LIBOR
	+ 40 bps), 3/25/34	36,809
35,833(a)	Federal National Mortgage Association REMICS, Series
	2004-52, Class FW, 0.484% (1 Month USD LIBOR
	+ 40 bps), 7/25/34	36,114
44,320(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class KT, 0.384% (1 Month USD LIBOR
	+ 30 bps), 10/25/35	44,529
47,693(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class LF, 0.394% (1 Month USD LIBOR
	+ 31 bps), 2/25/35	47,842
30,939(a)	Federal National Mortgage Association REMICS, Series
	2006-33, Class FH, 0.434% (1 Month USD LIBOR
	+ 35 bps), 5/25/36	31,125
49,036(a)	Federal National Mortgage Association REMICS, Series
	2006-42, Class CF, 0.534% (1 Month USD LIBOR
	+ 45 bps), 6/25/36	48,280
36,110(a)	Federal National Mortgage Association REMICS, Series
	2006-81, Class FA, 0.434% (1 Month USD LIBOR
	+ 35 bps), 9/25/36	36,500
12,257(a)	Federal National Mortgage Association REMICS, Series
	2006-82, Class F, 0.654% (1 Month USD LIBOR +
	57 bps), 9/25/36	12,466
26,512(a)	Federal National Mortgage Association REMICS,
	Series 2007-2, Class FT, 0.334% (1 Month USD LIBOR +
	25 bps), 2/25/37	26,713
53,018(a)	Federal National Mortgage Association REMICS,
	Series 2007-7, Class FJ, 0.284% (1 Month USD LIBOR +
	20 bps), 2/25/37	53,063
55,927(a)	Federal National Mortgage Association REMICS,
	Series 2007-9, Class FB, 0.434% (1 Month USD LIBOR +
	35 bps), 3/25/37	56,601
17,524(a)	Federal National Mortgage Association REMICS, Series
	2007-13, Class FA, 0.334% (1 Month USD LIBOR
	+ 25 bps), 3/25/37	17,555

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 29

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
22,367(a)	Federal National Mortgage Association REMICS, Series
	2007-14, Class F, 0.444% (1 Month USD LIBOR +
	36 bps), 3/25/37	$ 22,549
30,100(a)	Federal National Mortgage Association REMICS, Series
	2007-41, Class FA, 0.484% (1 Month USD LIBOR
	+ 40 bps), 5/25/37	30,352
60,486(a)	Federal National Mortgage Association REMICS, Series
	2007-50, Class FN, 0.324% (1 Month USD LIBOR
	+ 24 bps), 6/25/37	60,598
69,822(a)	Federal National Mortgage Association REMICS, Series
	2007-58, Class FV, 0.334% (1 Month USD LIBOR
	+ 25 bps), 6/25/37	70,063
70,006(a)	Federal National Mortgage Association REMICS, Series
	2007-86, Class FC, 0.654% (1 Month USD LIBOR
	+ 57 bps), 9/25/37	71,182
76,865(a)	Federal National Mortgage Association REMICS, Series
	2007-89, Class F, 0.664% (1 Month USD LIBOR +
	58 bps), 9/25/37	77,998
18,525(a)	Federal National Mortgage Association REMICS, Series
	2007-92, Class OF, 0.654% (1 Month USD LIBOR
	+ 57 bps), 9/25/37	18,831
12,377(a)	Federal National Mortgage Association REMICS, Series
	2007-110, Class FA, 0.704% (1 Month USD LIBOR
	+ 62 bps), 12/25/37	12,494
49,359(a)	Federal National Mortgage Association REMICS, Series
	2008-53, Class FM, 0.984% (1 Month USD LIBOR
	+ 90 bps), 7/25/38	50,555
40,796(a)	Federal National Mortgage Association REMICS, Series
	2008-88, Class FA, 1.304% (1 Month USD LIBOR
	+ 122 bps), 10/25/38	42,158
21	Federal National Mortgage Association REMICS, Series
	2010-13, Class WD, 4.25%, 3/25/25	21
22,800	Federal National Mortgage Association REMICS, Series
	2010-54, Class LC, 3.0%, 4/25/40	23,359
12,961(a)	Federal National Mortgage Association REMICS, Series
	2011-19, Class FM, 0.634% (1 Month USD LIBOR
	+ 55 bps), 5/25/40	12,985
50,793	Federal National Mortgage Association REMICS, Series
	2012-67, Class HG, 1.5%, 4/25/27	51,139
256,081(a)	Federal National Mortgage Association Trust,
	Series 2005-W3, Class 2AF, 0.304% (1 Month USD
	LIBOR + 22 bps), 3/25/45	255,169
69,782(c)	Federal National Mortgage Association Trust,
	Series 2005-W3, Class 3A, 3.302%, 4/25/45	75,892
67,630(c)	Federal National Mortgage Association Trust,
	Series 2005-W4, Class 3A, 2.652%, 6/25/45	71,538

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
170,599(a)	Federal National Mortgage Association Whole Loan,
	Series 2007-W1, Class 1AF1, 0.344% (1 Month USD
	LIBOR + 26 bps), 11/25/46	$ 169,353
1,590,000(a)	Federal National Mortgage Association, Connecticut
	Avenue Securities, Series 2017-C05, Class 1M2B,
	2.284% (1 Month USD LIBOR + 220 bps), 1/25/30	1,616,050
89,300(a)	Federal National Mortgage Association, Connecticut
	Avenue Securities, Series 2017-C07, Class 1M2A,
	2.484% (1 Month USD LIBOR + 240 bps), 5/25/30	89,476
894,610(a)	Freddie Mac STACR Remic Trust, Series 2020-HQA2,
	Class M2, 3.184% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	906,641
1,097,216(a)	Freddie Mac STACR Trust, Series 2019-HRP1, Class M2,
	1.484% (1 Month USD LIBOR + 140 bps), 2/25/49
	(144A)	1,103,868
380,728(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class M2D, 1.334% (1 Month USD
	LIBOR + 125 bps), 12/25/42	377,082
2,740,000(c)	FWD Securitization Trust, Series 2019-INV1, Class M1,
	3.48%, 6/25/49 (144A)	2,771,754
1,775,692(c)	FWD Securitization Trust, Series 2020-INV1, Class A2,
	2.34%, 1/25/50 (144A)	1,784,887
75,730(a)	Government National Mortgage Association,
	Series 2005-3, Class FC, 0.346% (1 Month USD LIBOR +
	25 bps), 1/16/35	75,826
70,967(a)	Government National Mortgage Association,
	Series 2005-16, Class FA, 0.338% (1 Month USD LIBOR +
	25 bps), 2/20/35	71,076
47,750(a)	Government National Mortgage Association,
	Series 2008-9, Class FA, 0.588% (1 Month USD LIBOR +
	50 bps), 2/20/38	48,121
21,402	Government National Mortgage Association,
	Series 2012-130, Class PA, 3.0%, 4/20/41	21,757
79,935(a)	Government National Mortgage Association,
	Series 2013-51, Class JF, 0.388% (1 Month USD LIBOR +
	30 bps), 8/20/40	79,738
630,000(a)	Home Re Ltd., Series 2021-2, Class M1C, 2.85%
	(SOFR30A + 280 bps), 1/25/34 (144A)	630,891
1,100,000(a)	Home Re Ltd., Series 2021-2, Class M2, 3.3%
	(SOFR30A + 325 bps), 1/25/34 (144A)	1,101,826
455,186(a)	Home Re, Ltd., Series 2019-1, Class M1, 1.734%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	455,187
540,000(a)	Home Re, Ltd., Series 2020-1, Class M1B, 3.334%
	(1 Month USD LIBOR + 325 bps), 10/25/30 (144A)	546,750
460,000(a)	Home Re, Ltd., Series 2020-1, Class M1C, 4.234%
	(1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	469,188

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 31

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
500,000(a)	Home Re, Ltd., Series 2020-1, Class M2, 5.334%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	$ 520,089
14,312(a)	HomeBanc Mortgage Trust, Series 2005-3, Class A1,
	0.564% (1 Month USD LIBOR + 48 bps), 7/25/35	14,319
2,500,000(c)	Homeward Opportunities Fund I Trust, Series 2019-3,
	Class M1, 3.518%, 11/25/59 (144A)	2,590,513
400,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class M1, 2.489%, 9/25/56 (144A)	400,217
500,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA,
	3.4%, 8/18/43 (144A)	523,125
23,795(c)	IndyMac INDX Mortgage Loan Trust, Series 2004-AR6,
	Class 6A1, 2.88%, 10/25/34	23,533
192,280(c)	JP Morgan Mortgage Trust, Series 2017-4, Class A9, 3.5%,
	11/25/48 (144A)	193,075
253,014(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 0.584% (1 Month USD LIBOR +
	50 bps), 5/25/33 (144A)	251,495
298,643(a)	La Hipotecaria Panamanian Mortgage Trust,
	Series 2007-1GA, Class A, 4.5% (Panamanian Mortgage
	Reference Rate + -125 bps), 12/23/36 (144A)	309,095
571,413(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 2.586% (1 Month USD LIBOR +
	250 bps), 4/1/24 (144A)	569,380
500,000(a)	Mello Warehouse Securitization Trust, Series 2021-2,
	Class F, 4.834% (1 Month USD LIBOR +
	475 bps), 4/25/55 (144A)	499,343
1,898(c)	Merrill Lynch Mortgage Investors Trust, Series 2003-G,
	Class A3, 1.855%, 1/25/29	1,928
103,850(a)	Merrill Lynch Mortgage Investors Trust, Series 2003-H,
	Class A1, 0.724% (1 Month USD LIBOR +
	64 bps), 1/25/29	102,577
540,000(a)	Mortgage Insurance-Linked Notes, Series 2021-3,
	Class M1B, 2.95% (SOFR30A +
	290 bps), 2/25/34 (144A)	540,000
430,583(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4,
	Class A1, 2.492%, 9/25/59 (144A)	433,854
1,350,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 3.584%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	1,368,957
500,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 2.034%
	(1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	500,000
420,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.684%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	427,589
460,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.334%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	484,044
450,000(c)	Oceanview Mortgage Loan Trust, Series 2020-1, Class A3,
	3.285%, 5/28/50 (144A)	450,661

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
600,000(a)	Provident Funding Mortgage Warehouse Securitization
	Trust, Series 2021-1, Class G, 5.584% (1 Month USD
	LIBOR + 550 bps), 2/25/55 (144A)	$ 600,000
630,000(a)	Radnor Re Ltd., Series 2021-1, Class M2, 3.2%
	(SOFR30A + 315 bps), 12/27/33 (144A)	629,999
89,495(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.484%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	89,515
1,136,581(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.034%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	1,137,267
2,750,000(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 1.834%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	2,755,286
300,385(a)	Radnor Re, Ltd., Series 2020-2, Class M1B, 4.084%
	(1 Month USD LIBOR + 400 bps), 10/25/30 (144A)	300,761
270,000(a)	Radnor Re, Ltd., Series 2020-2, Class M1C, 4.684%
	(1 Month USD LIBOR + 460 bps), 10/25/30 (144A)	273,041
331,827(a)	RESI Finance LP, Series 2003-CB1, Class B3, 1.545%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	296,884
1,300,000(c)	RMF Buyout Issuance Trust, Series 2020-1, Class M2,
	2.623%, 2/25/30 (144A)	1,300,251
1,415,497(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	1,414,402
1,922,051(c)	Silver Hill Trust, Series 2019-SBC1, Class A1, 3.102%,
	11/25/49 (144A)	1,962,406
594,404(c)	Spruce Hill Mortgage Loan Trust, Series 2020-SH1,
	Class A1, 2.521%, 1/28/50 (144A)	598,215
1,074,196(a)	STACR Trust, Series 2018-HRP1, Class M2, 1.734%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	1,077,041
2,185,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.484%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	2,224,472
280,331(a)	Towd Point HE Trust, Series 2019-HE1, Class M1, 1.184%
	(1 Month USD LIBOR + 110 bps), 4/25/48 (144A)	279,579
520,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1B, 3.984%
	(1 Month USD LIBOR + 390 bps), 10/25/30 (144A)	521,758
440,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.584%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	446,590
400,000(a)	Traingle Re, Ltd., Series 2020-1, Class M2, 5.684%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	404,995
620,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.484%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	621,497
780,000(a)	Traingle Re, Ltd., Series 2021-1, Class M2, 3.984%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	781,900
1,500,000(c)	Verus Securitization Trust, Series 2019-INV3, Class M1,
	3.279%, 11/25/59 (144A)	1,525,916
2,000,000(c)	Visio Trust, Series 2019-2, Class M1, 3.26%, 11/25/54
	(144A)	2,070,289

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 33

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
455,986(c)	Vista Point Securitization Trust, Series 2020-2,
	Class A3, 2.496%, 4/25/65 (144A)	$ 460,509
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $73,829,767)	$ 74,750,913
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 9.1% of Net Assets
1,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR,
	Class E, 2.346% (1 Month USD LIBOR + 225 bps),
	9/15/32 (144A)	$ 1,470,549
1,350,000(a)	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ, Class C, 1.696% (1 Month USD LIBOR +
	160 bps), 4/15/36 (144A)	1,340,084
647,012(b)(d)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	—
120,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 2.146%
	(1 Month USD LIBOR + 205 bps), 11/15/28 (144A)	121,310
1,050,000(a)	BHP Trust, Series 2019-BXHP, Class D, 1.867% (1 Month
	USD LIBOR + 177 bps), 8/15/36 (144A)	1,050,628
675,000(a)	BTH-21 Mortgage-Backed Securities Trust,
	Series 2018-21, Class A, 2.596% (1 Month USD LIBOR +
	250 bps), 10/7/21 (144A)	674,744
700,000(a)	BX Commercial Mortgage Trust, Series 2018-IND,
	Class E, 1.796% (1 Month USD LIBOR + 170 bps),
	11/15/35 (144A)	700,644
1,000,000(a)	BX Trust, Series 2019-ATL, Class B, 1.483% (1 Month USD
	LIBOR + 139 bps), 10/15/36 (144A)	999,411
131,245(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
	Class A, 1.95% (1 Month USD LIBOR +
	185 bps), 11/15/31 (144A)	128,809
850,000(a)	CGMS Commercial Mortgage Trust, Series 2017-MDRC,
	Class C, 1.396% (1 Month USD LIBOR +
	130 bps), 7/15/30 (144A)	835,006
992,754(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.446% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	965,598
1,175,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 2.817% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	1,170,562
2,000,000(c)	COMM Mortgage Trust, Series 2020-CBM, Class E, 3.754%,
	2/10/37 (144A)	1,998,780
750,000(a)	Credit Suisse Commercial Mortgage Securities Corp.,
	Series 2019-SKLZ, Class B, 1.996% (1 Month USD LIBOR
	+ 190 bps), 1/15/34 (144A)	744,280
4,156	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2005-C2, Class AMFX, 4.877%, 4/15/37	4,233
1,800,000(c)	Fontainebleau Miami Beach Trust, Series 2019-FBLU,
	Class D, 4.095%, 12/10/36 (144A)	1,877,761

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
269,245(a)	FREMF Mortgage Trust, Series 2014-KF05, Class B,
	4.091% (1 Month USD LIBOR + 400 bps),
	9/25/22 (144A)	$ 269,094
1,142,457(a)	FREMF Mortgage Trust, Series 2018-KF45, Class B,
	2.041% (1 Month USD LIBOR + 195 bps), 3/25/25 (144A)	1,136,530
500,000(a)	GS Mortgage Securities Corp. Trust, Series 2017-STAY,
	Class B, 1.696% (1 Month USD LIBOR +
	160 bps), 7/15/32 (144A)	501,400
1,700,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-HART,
	Class C, 1.8% (1 Month USD LIBOR +
	170 bps), 10/15/31 (144A)	1,694,768
1,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 1.846% (1 Month USD LIBOR +
	175 bps), 10/15/36 (144A)	988,866
600,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 2.046% (1 Month USD LIBOR +
	195 bps), 8/15/32 (144A)	598,695
2,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 1.196% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	2,009,457
1,250,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.596% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	1,216,430
813,535(a)	HPLY Trust, Series 2019-HIT, Class C, 1.696% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	812,806
375,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2017-FL11, Class B, 1.196% (1 Month
	USD LIBOR + 110 bps), 10/15/32 (144A)	372,220
750,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-PHH, Class B, 2.81% (1 Month
	USD LIBOR + 131 bps), 6/15/35 (144A)	743,953
250,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 2.696% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	247,211
900,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 2.256% (1 Month
	USD LIBOR + 216 bps), 7/15/36 (144A)	888,941
315,893(c)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	252,714
963,433(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class C, 1.596% (1 Month USD LIBOR +
	150 bps), 8/15/33 (144A)	958,550
350,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
	Class B, 2.196% (1 Month USD LIBOR +
	210 bps), 5/15/36 (144A)	326,904
426,222(a)	Natixis Commercial Mortgage Securities Trust, Series
	2018-FL1, Class MCR1, 2.446% (1 Month USD
	LIBOR + 235 bps), 6/15/35 (144A)	420,882

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 35

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
1,125,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 1.896% (1 Month USD LIBOR
	+ 180 bps), 7/15/36 (144A)	$ 1,124,335
98,354(c)	Sutherland Commercial Mortgage Loans,
	Series 2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	97,892
405,040(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 1.596% (1 Month USD LIBOR +
	150 bps), 11/11/34 (144A)	404,808
1,162,000(c)	UBS-Barclays Commercial Mortgage Trust,
	Series 2012-C3, Class C, 5.206%, 8/10/49 (144A)	1,201,491
1,091,530(c)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class AFX, 2.61%, 2/25/50 (144A)	1,120,512
1,304,506(a)	VMC Finance LLC, Series 2018-FL2, Class B, 1.443%
	(1 Month USD LIBOR + 135 bps), 10/15/35 (144A)	1,301,968
104,494(c)	WaMu Commercial Mortgage Securities Trust,
	Series 2006-SL1, Class C, 1.647%, 11/23/43 (144A)	104,386
1,400,000(a)	Wells Fargo Commercial Mortgage Trust,
	Series 2017-SMP, Class C, 1.421% (1 Month USD LIBOR +
	133 bps), 12/15/34 (144A)	1,394,904
500,000(c)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	461,486
1,500,000(a)	XCAL Mortgage Trust, Series 2019-1, Class A, 4.4%
	(1 Month USD LIBOR + 225 bps), 11/6/21 (144A)	1,507,815
2,000,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.05%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	2,007,268
1,300,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.05%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	1,304,262
500,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 4.25%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	502,946
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $40,528,175)	$ 40,055,893
	CORPORATE BONDS — 34.3% of Net Assets
	Aerospace & Defense — 0.5%
450,000	Boeing Co., 1.95%, 2/1/24	$ 461,151
1,000,000	Boeing Co., 2.196%, 2/4/26	1,003,953
125,000	Boeing Co., 2.7%, 5/1/22	126,883
680,000	Boeing Co., 2.8%, 3/1/23	699,481
	Total Aerospace & Defense	$ 2,291,468
	Airlines — 0.5%
355,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.5%, 10/20/25
	(144A)	$ 380,753
1,522,828	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	1,602,419
	Total Airlines	$ 1,983,172

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	Auto Manufacturers — 1.5%
1,200,000	Ford Motor Credit Co. LLC, 3.087%, 1/9/23	$ 1,222,500
450,000	General Motors Co., 5.4%, 10/2/23	491,863
550,000	General Motors Financial Co., Inc., 1.7%, 8/18/23	560,804
1,425,000	General Motors Financial Co., Inc., 3.25%, 1/5/23	1,472,077
500,000	Nissan Motor Co., Ltd., 3.043%, 9/15/23 (144A)	520,870
1,710,000	Toyota Motor Credit Corp., 3.0%, 4/1/25	1,834,280
680,000	Volkswagen Group of America Finance LLC, 1.25%,
	11/24/25 (144A)	680,499
	Total Auto Manufacturers	$ 6,782,893
	Banks — 16.9%
2,145,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	$ 2,238,307
1,000,000	Banco Santander SA, 1.849%, 3/25/26	1,016,658
700,000(c)	Bank of America Corp., 0.81% (SOFRRATE +
	74 bps), 10/24/24	702,858
1,645,000(c)	Bank of America Corp., 0.981% (SOFRRATE +
	91 bps), 9/25/25	1,649,615
5,695,000	Bank of America Corp., 4.2%, 8/26/24	6,242,010
1,990,000(c)	BNP Paribas SA, 2.819% (3 Month USD LIBOR +
	111 bps), 11/19/25 (144A)	2,087,190
1,215,000	BPCE SA, 4.5%, 3/15/25 (144A)	1,343,879
3,350,000(c)	Citigroup, Inc., 3.142% (3 Month USD LIBOR +
	72 bps), 1/24/23	3,386,639
2,230,000(c)	Citigroup, Inc., 3.352% (3 Month USD LIBOR +
	90 bps), 4/24/25	2,376,731
650,000(c)(e)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	675,188
1,400,000	Citizens Financial Group, Inc., 4.15%, 9/28/22 (144A)	1,448,168
3,900,000	Credit Suisse Group AG, 3.574%, 1/9/23 (144A)	3,942,424
2,594,000	Federation des Caisses Desjardins du Quebec, 2.05%,
	2/10/25 (144A)	2,685,623
605,000	Goldman Sachs Group, Inc., 3.625%, 1/22/23	632,722
1,900,000	Goldman Sachs Group, Inc., 3.75%, 2/25/26	2,097,573
2,545,000	Goldman Sachs Group, Inc., 3.85%, 7/8/24	2,752,419
610,000(c)	ING Groep NV, 1.726% (SOFRRATE + 101 bps), 4/1/27	619,264
2,885,000(c)	JPMorgan Chase & Co., 2.301% (SOFRRATE +
	116 bps), 10/15/25	3,002,313
3,500,000(c)	JPMorgan Chase & Co., 3.797% (3 Month USD LIBOR +
	89 bps), 7/23/24	3,713,710
1,510,000(c)(e)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	1,577,950
3,500,000	Mitsubishi UFJ Financial Group, Inc., 3.407%, 3/7/24	3,738,785
955,000	Mizuho Financial Group, Inc., 4.353%, 10/20/25 (144A)	1,061,713
2,305,000	Morgan Stanley, 3.7%, 10/23/24	2,510,672
595,000	Morgan Stanley, 3.75%, 2/25/23	624,502
2,040,000	Morgan Stanley, 4.0%, 7/23/25	2,263,471
1,170,000	Royal Bank of Canada, 1.15%, 6/10/25	1,178,197

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 37

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
890,000(c)	Standard Chartered Plc, 1.456% (1 Year CMT Index +
	100 bps), 1/14/27 (144A)	$ 881,911
1,945,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/8/25	1,973,390
1,170,000	Toronto-Dominion Bank, 0.75%, 9/11/25	1,161,535
2,100,000	Toronto-Dominion Bank, 1.2%, 6/3/26	2,113,139
4,320,000	UBS AG, 7.625%, 8/17/22	4,597,564
960,000(c)	UBS Group AG, 1.494% (1 Year CMT Index + 85 bps),
	8/10/27 (144A)	959,088
1,170,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
	230 bps), 9/22/26 (144A)	1,191,804
1,450,000(c)	Wells Fargo & Co., 2.406% (SOFRRATE + 109 bps),
	10/30/25	1,515,203
3,895,000	Wells Fargo & Co., 3.55%, 9/29/25	4,273,243
	Total Banks	$ 74,235,458
	Commercial Services — 0.4%
1,500,000	Ashtead Capital, Inc., 1.5%, 8/12/26 (144A)	$ 1,496,425
400,000	Element Fleet Management Corp., 1.6%, 4/6/24 (144A)	406,034
	Total Commercial Services	$ 1,902,459
	Diversified Financial Services — 2.3%
1,250,000	Air Lease Corp., 0.8%, 8/18/24	$ 1,247,031
2,085,000	Ameriprise Financial, Inc., 3.0%, 4/2/25	2,226,456
850,000(c)(e)	Charles Schwab Corp., 4.0% (5 Year CMT Index +
	317 bps)	892,075
688,000(c)(e)	Charles Schwab Corp., 5.375% (5 Year CMT Index +
	497 bps)	764,575
1,000,000	Nomura Holdings, Inc., 1.653%, 7/14/26	1,002,804
1,054,000	Nomura Holdings, Inc., 1.851%, 7/16/25	1,077,755
2,430,000	Nuveen Finance LLC, 4.125%, 11/1/24 (144A)	2,679,823
	Total Diversified Financial Services	$ 9,890,519
	Electric — 2.5%
1,000,000	AES Corp., 1.375%, 1/15/26	$ 994,511
715,000	Enel Finance International NV, 1.375%, 7/12/26 (144A)	717,097
1,390,000	Enel Finance International NV, 2.65%, 9/10/24 (144A)	1,463,189
3,265,000	Eversource Energy, 1.4%, 8/15/26	3,272,453
1,135,000	NRG Energy, Inc., 2.0%, 12/2/25 (144A)	1,159,435
930,000	NRG Energy, Inc., 3.75%, 6/15/24 (144A)	991,713
2,270,000	Vistra Operations Co. LLC, 3.55%, 7/15/24 (144A)	2,401,204
	Total Electric	$ 10,999,602
	Electronics — 0.3%
1,000,000	Flex, Ltd., 3.75%, 2/1/26	$ 1,091,470
	Total Electronics	$ 1,091,470

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	Insurance — 3.8%
1(e)	Ambac Assurance Corp., 5.1% (144A)	$ 1
1,725,000	Athene Global Funding, 1.0%, 4/16/24 (144A)	1,737,199
1,445,000	Athene Global Funding, 2.75%, 6/25/24 (144A)	1,522,518
2,045,000	CNO Financial Group, Inc., 5.25%, 5/30/25	2,314,436
3,000,000	MassMutual Global Funding II, 1.2%, 7/16/26 (144A)	2,998,708
2,957,000	Pricoa Global Funding I, 0.8%, 9/1/25 (144A)	2,942,163
860,000	Pricoa Global Funding I, 1.2%, 9/1/26 (144A)	859,643
1,000,000	Principal Life Global Funding II, 1.25%, 6/23/25 (144A)	1,006,958
3,200,000	Protective Life Global Funding, 1.618%, 4/15/26 (144A)	3,257,068
	Total Insurance	$ 16,638,694
	Media — 0.5%
2,000,000	Walt Disney Co., 3.35%, 3/24/25	$ 2,170,000
	Total Media	$ 2,170,000
	Pharmaceuticals — 0.5%
2,055,000	AbbVie, Inc., 2.6%, 11/21/24	$ 2,165,342
	Total Pharmaceuticals	$ 2,165,342
	Pipelines — 1.9%
1,105,000	Enbridge, Inc., 2.5%, 1/15/25	$ 1,158,246
1,740,000	Energy Transfer LP, 2.9%, 5/15/25	1,826,613
1,145,000	Midwest Connector Capital Co. LLC, 3.9%, 4/1/24 (144A)	1,200,034
1,500,000	MPLX LP, 4.875%, 12/1/24	1,669,029
1,000,000	Phillips 66 Partners LP, 2.45%, 12/15/24	1,039,968
1,390,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,549,532
	Total Pipelines	$ 8,443,422
	REITs — 0.4%
1,737,000	Highwoods Realty LP, 3.625%, 1/15/23	$ 1,792,427
	Total REITs	$ 1,792,427
	Retail — 0.4%
1,952,000	7-Eleven, Inc., 0.8%, 2/10/24 (144A)	$ 1,951,607
	Total Retail	$ 1,951,607
	Semiconductors — 0.8%
2,160,000	Microchip Technology, Inc., 0.983%, 9/1/24 (144A)	$ 2,158,285
1,500,000	Skyworks Solutions, Inc., 1.8%, 6/1/26	1,524,379
	Total Semiconductors	$ 3,682,664
	Telecommunications — 0.4%
618,000	Juniper Networks, Inc., 1.2%, 12/10/25	$ 617,663
1,030,000	T-Mobile USA, Inc., 3.5%, 4/15/25	1,111,730
	Total Telecommunications	$ 1,729,393

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 39

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value

Trucking & Leasing — 0.7%
300,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	1.7%, 6/15/26 (144A)	$ 303,305
1,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	2.7%, 3/14/23 (144A)	1,030,313
1,686,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	4.0%, 7/15/25 (144A)	1,854,833
	Total Trucking & Leasing	$ 3,188,451
TOTAL CORPORATE BONDS
	(Cost $148,568,232)	$150,939,041
FOREIGN GOVERNMENT BOND — 0.0%† of
Net Assets
250,000	International Bank for Reconstruction & Development,
	0.0%, 12/29/23	$ 250,025
TOTAL FOREIGN GOVERNMENT BOND
	(Cost $250,000)	$ 250,025
INSURANCE-LINKED SECURITIES — 2.3% of
Net Assets#
Event Linked Bonds — 1.6%
Earthquakes – California — 0.1%
250,000(a)	Ursa Re, 5.785% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	$ 256,250
250,000(a)	Ursa Re II, 3.785% (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	259,025
$ 515,275
Earthquakes – Mexico — 0.1%
250,000(a)	International Bank for Reconstruction & Development,
	3.539% (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 254,000
Health – U.S. — 0.0%†
250,000(a)	Vitality Re X, 1.785% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 245,350
Multiperil – Florida — 0.1%
250,000(a)	Sanders Re II, 5.465% (3 Month U.S. Treasury Bill +
	543 bps), 6/7/23 (144A)	$ 252,800
Multiperil – U.S. — 0.3%
25,000(a)	Caelus Re V, 0.138% (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	$ 12,500
250,000(a)	Caelus Re V, 0.138% (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	187,500
250,000(a)	Easton Re Pte, 4.038% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	251,725
250,000(a)	Four Lakes Re, 7.038% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	252,600
300,000(a)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	300,450

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value

Multiperil – U.S. — (continued)
250,000(a)	Kilimanjaro Re, 4.94% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	$ 252,150
250,000(a)	Residential Reinsurance 2020, 6.545% (3 Month U.S.
	Treasury Bill + 651 bps), 12/6/24 (144A)	253,275
$ 1,510,200
Multiperil – U.S. & Canada — 0.2%
250,000(a)	Hypatia, Ltd., 7.313% (3 Month U.S. Treasury Bill +
	728 bps), 6/7/23 (144A)	$ 261,975
250,000(a)	Hypatia, Ltd., 10.413% (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	262,900
250,000(a)	Mona Lisa Re, 8.038% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	252,225
250,000(a)	Mystic Re IV, 5.538% (3 Month U.S. Treasury Bill +
	550 bps), 1/8/25 (144A)	250,375
$ 1,027,475
Multiperil – U.S. Regional — 0.0%†
250,000(a)	Matterhorn Re, 5.038% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	$ 246,750
Multiperil – Worldwide — 0.1%
250,000(a)	Northshore Re II, 5.785% (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 257,825
Pandemic – U.S. — 0.1%
250,000(a)	Vitality Re XI, 1.835% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 244,050
250,000(a)	Vitality Re XI Ltd., 1.535% (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	245,250
$ 489,300
Windstorm – Florida — 0.1%
250,000(a)	Integrity Re, 4.38% (3 Month USD LIBOR +
	438 bps), 6/10/22 (144A)	$ 249,575
Windstorm – U.S. — 0.1%
250,000(a)	Bonanza Re, 4.788% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 251,775
Windstorm – U.S. Regional — 0.4%
250,000	Matterhorn Re, 12/7/21 (144A)	$ 241,325
250,000(a)	Matterhorn Re, 4.341% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	253,000
250,000(a)	Matterhorn Re, 5.591% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	251,050
250,000(a)	Matterhorn Re, 6.288% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	249,850
250,000(a)	Matterhorn Re, 7.038% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	252,125
250,000(a)	Matterhorn Re, 7.538% (3 Month U.S. Treasury Bill +
	750 bps), 12/7/21 (144A)	248,125

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 41

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
Windstorm – U.S. Regional — (continued)
250,000(a)	Matterhorn Re, 10.038% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	$ 251,875
$ 1,747,350
	Total Event Linked Bonds	$ 7,047,675

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.1%
	Multiperil – Massachusetts — 0.1%
250,000+(f)(g)	Denning Re 2021, 7/31/25	$ 246,470
	Multiperil – U.S. — 0.0%†
250,000+(g)	Dingle Re 2019, 2/1/22	$ 5,131
	Multiperil – Worldwide — 0.0%†
250,000+(f)(g)	Cypress Re 2017, 1/31/22	$ 25
14,000+(g)	Limestone Re 2016-1, 8/31/22	1,670
250,000+(f)(g)	Limestone Re 2020-1, 3/1/24 (144A)	51,950
250,000+(f)(g)	Resilience Re, 5/1/22	—
350,000+(f)(g)	Resilience Re, 10/6/21	—
		$ 53,645
	Windstorm – Florida — 0.0%†
250,000+(f)(g)	Portrush Re 2017, 6/15/22	$ 159,525
	Windstorm – U.S. Regional — 0.0%†
250,000+(f)(g)	Oakmont Re 2017, 4/30/22	$ 7,350
	Total Collateralized Reinsurance	$ 472,121
	Reinsurance Sidecars — 0.6%
	Multiperil – U.S. — 0.0%†
250,000+(f)(g)	Carnoustie Re 2017, 11/30/21	$ 32,950
250,000+(f)(g)	Castle Stuart Re 2018, 12/1/21	2,175
250,000+(f)(h)	Harambee Re 2018, 12/31/21	3,975
250,000+(h)	Harambee Re 2019, 12/31/22	975
250,000+(f)(h)	Harambee Re 2020, 12/31/23	13,825
		$ 53,900
	Multiperil – Worldwide — 0.6%
3,037+(h)	Alturas Re 2019-2, 3/10/22	$ 4,170
29,558+(h)	Alturas Re 2020-2, 3/10/23	36,758
216,442+(f)(h)	Alturas Re 2021-2, 12/31/24	218,239
300,000+(f)(g)	Bantry Re 2016, 3/31/22	24,180
250,000+(f)(g)	Bantry Re 2017, 3/31/22	14,610
601,682+(f)(g)	Berwick Re 2018-1, 12/31/21	46,510
429,864+(f)(g)	Berwick Re 2019-1, 12/31/22	51,369
22,275+(g)	Eden Re II, 3/22/22 (144A)	7,404
2,500+(g)	Eden Re II, 3/22/23 (144A)	9,157

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
12,500+(g)	Eden Re II, 3/22/22 (144A)	$ 3,940
264,623+(f)(g)	Gullane Re 2018, 12/31/21	36,756
250,000+(f)(g)	Gullane Re 2021, 12/31/24	265,031
250,000+(h)	Lion Rock Re 2020, 1/31/22	—
250,000+(f)(h)	Lorenz Re 2018, 7/1/22	1,931
128,615+(f)(h)	Lorenz Re 2019, 6/30/22	10,225
500,000+(f)(g)	Merion Re 2021-2, 12/31/24	518,399
500,000+(f)(g)	Pangaea Re 2016-2, 11/30/21	892
500,000+(f)(g)	Pangaea Re 2018-1, 12/31/21	10,527
250,000+(f)(g)	Pangaea Re 2018-3, 7/1/22	5,186
409,624+(f)(g)	Pangaea Re 2019-1, 2/1/23	8,536
183,828+(f)(g)	Pangaea Re 2019-3, 7/1/23	6,613
405,323+(g)	Pangaea Re 2020-1, 2/1/24	8,602
350,000+(f)(g)	Pangaea Re 2020-1, 12/31/24	358,490
150,000+(f)(g)	Sector Re V, 12/1/23 (144A)	32,453
10,000+(f)(g)	Sector Re V, 12/1/24 (144A)	28,674
257,836+(g)	Sussex Re 2020-1, 12/31/22	12,969
250,000+(f)(h)	Thopas Re 2018, 12/31/21	3,400
250,000+(f)(h)	Thopas Re 2019, 12/31/22	9,950
500,000+(h)	Thopas Re 2020, 12/31/23	4,000
250,000+(f)(h)	Thopas Re 2021, 12/31/24	246,450
250,000+(g)	Versutus Re 2018, 12/31/21	—
220,637+(g)	Versutus Re 2019-A, 12/31/21	—
29,363+(g)	Versutus Re 2019-B, 12/31/21	—
500,000+(f)(h)	Viribus Re 2020, 12/31/23	3,950
449,040+(f)(h)	Viribus Re 2021, 12/31/24	469,067
		$ 2,458,438
	Total Reinsurance Sidecars	$ 2,512,338
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $10,297,197)	$ 10,032,134

Principal
Amount
USD ($)
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 3.2% of Net Assets*(a)
	Aerospace & Defense — 0.2%
250,000	Air Canada, Term Loan, 4.25% (LIBOR +
	350 bps), 8/11/28	$ 250,195
245,000	MRO Holdings, Inc., Initial Term Loan, 5.147% (LIBOR +
	500 bps), 6/4/26	243,775
249,375	United AirLines, Inc. Class B Term Loan, 4.5% (LIBOR +
	375 bps), 4/21/28	250,292
	Total Aerospace & Defense	$ 744,262

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 43

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value

Automotive — 0.1%
194,444(i)	RVR Dealership Holdings LLC, Term Loan, 2/8/28	$ 194,444
125,981	TI Group Automotive Systems LLC, Refinancing US
	Term Loan, 3.75% (LIBOR + 325 bps), 12/16/26	126,217
	Total Automotive	$ 320,661
Beverage, Food & Tobacco — 0.0%†
175,833	Darling Ingredients, Inc. (fka Darling International, Inc.),
	Term B Loan, 2.09% (LIBOR + 200 bps), 12/18/24	$ 176,676
	Total Beverage, Food & Tobacco	$ 176,676
Broadcasting & Entertainment — 0.0%†
225,830	Sinclair Television Group, Inc., Tranche B Term Loan,
	2.34% (LIBOR + 225 bps), 1/3/24	$ 224,358
	Total Broadcasting & Entertainment	$ 224,358
Building Materials — 0.1%
250,000(i)	Standard Industries Inc., Term Loan B, 8/6/28	$ 249,583
	Total Building Materials	$ 249,583
Buildings & Real Estate — 0.1%
309,456	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance
LP), First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	$ 310,036
	Total Buildings & Real Estate	$ 310,036
Chemicals — 0.1%
293,181	Tronox Finance LLC, First Lien Refinancing Term Loan,
	2.38% (LIBOR + 225 bps), 3/10/28	$ 290,549
	Total Chemicals	$ 290,549
Chemicals, Plastics & Rubber — 0.2%
191,345	Axalta Coating Systems Dutch Holding B BV (Axalta
Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
	Loan, 1.897% (LIBOR + 175 bps), 6/1/24	$ 190,456
440,100	Berry Global, Inc., (fka Berry Plastics Corp.) Term Z Loan,
	1.856% (LIBOR + 175 bps), 7/1/26	436,842
314,034	Element Solutions, Inc. (Macdermid, Inc.), Tranche B-1
	Term Loan, 2.085% (LIBOR + 200 bps), 1/31/26	313,969
131,366(i)	Tekni-Plex, Inc. (aka Trident TPI Holdings, Inc.),
	Incremental Term Loan, 7/29/28	131,544
	Total Chemicals, Plastics & Rubber	$ 1,072,811
Commercial Support Services — 0.1%
250,000	Sotheby’s, 2021 Second Refinancing Term Loan, 5.0%
	(LIBOR + 450 bps), 1/15/27	$ 251,563
	Total Commercial Support Services	$ 251,563

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
Computers & Electronics — 0.1%
250,000(i)	Magenta Buyer LLC, First Lien Initial Term Loan, 7/27/28	$ 250,000
250,000(i)	RealPage, Inc., First Lien Initial Term Loan, 4/24/28	248,985
90,907	ON Semiconductor Corp., 2019 New Replacement
	Term B-4 Loan, 2.085% (LIBOR + 200 bps), 9/19/26	90,787
	Total Computers & Electronics	$ 589,772
Diversified & Conglomerate Manufacturing — 0.1%
296,471	Delos Finance S.a.r.l., New Term Loan, 1.897% (LIBOR +
	175 bps), 10/6/23	$ 296,265
	Total Diversified & Conglomerate Manufacturing	$ 296,265
Diversified & Conglomerate Service — 0.1%
267,201	Outfront Media Capital LLC (Outfront Media Capital
Corp.), Extended Term Loan, 1.839% (LIBOR +
	175 bps), 11/18/26	$ 262,955
250,000(i)	Sitel Worldwide Corp., Term Loan, 7/28/28	249,609
	Total Diversified & Conglomerate Service	$ 512,564
Electric — 0.0%†
174,377	Dell International LLC (EMC Corp.), Refinancing
	Term B-2 Loan, 2.0% (LIBOR + 175 bps), 9/19/25	$ 174,532
	Total Electric	$ 174,532
Electronics — 0.1%
219,333	Scientific Games International, Inc., Initial Term B-5
	Loan, 2.835% (LIBOR + 275 bps), 8/14/24	$ 217,749
58,166	Verint Systems, Inc., Refinancing Term Loan, 2.096%
	(LIBOR + 200 bps), 6/28/24	57,948
	Total Electronics	$ 275,697
Entertainment and Leisure — 0.1%
250,000(i)	Bally’s Corp., Term Loan B, 8/6/28	$ 249,792
250,000(i)	Seaworld Parks & Entertainment, Inc., Term B
	Loan, 8/25/28	247,890
	Total Entertainment and Leisure	$ 497,682
Forest Products — 0.0%†
187,500(i)	Sylvamo Corp., Term Loan B, 8/18/28	$ 187,617
	Total Forest Products	$ 187,617
Healthcare — 0.4%
250,000(i)	AEA International Holdings (Luxembourg) S.a.r.l.,
	Term Loan B, 8/9/28	$ 250,313
250,000(i)	AHP Health Partners, Inc., Term Loan B, 8/24/28	250,312
307,885	Gentiva Health Services, Inc., First Lien Term B Loan,
	2.875% (LIBOR + 275 bps), 7/2/25	307,452
245,019	Phoenix Guarantor, Inc., First Lien Tranche B-1 Term
	Loan, 3.339% (LIBOR + 325 bps), 3/5/26	243,043
250,000	Sotera Health Holdings LLC, Refinancing, First Lien Term
	Loan, 3.25% (LIBOR + 275 bps), 12/11/26	248,633

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 45

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
Healthcare — (continued)
250,000	Upstream Newco, Inc., First Lien August 2021
Incremental Term Loan, 4.346% (LIBOR +
	425 bps), 11/20/26	$ 249,687
	Total Healthcare	$ 1,549,440
Healthcare & Pharmaceuticals — 0.0%†
140,205	Endo Luxembourg Finance Co., I S.a r.l. 2021 Term Loan,
	5.75% (LIBOR + 500 bps), 3/27/28	$ 136,691
	Total Healthcare & Pharmaceuticals	$ 136,691
Healthcare, Education & Childcare — 0.0%†
138,149	Bausch Health Cos., Inc., Initial Term Loan, 3.085%
	(LIBOR + 300 bps), 6/2/25	$ 137,838
	Total Healthcare, Education & Childcare	$ 137,838
Hotel, Gaming & Leisure — 0.2%
426,928	1011778 B.C. Unlimited Liability Co., Term B-4 Loan,
	1.835% (LIBOR + 175 bps), 11/19/26	$ 420,334
247,249	Hilton Worldwide Finance LLC, Refinanced Series B-2
	Term Loan, 1.834% (LIBOR + 175 bps), 6/22/26	244,931
	Total Hotel, Gaming & Leisure	$ 665,265
Leasing — 0.1%
250,000(i)	Avolon TLB Borrower 1 (US) LLC, 2021 Term B-5
	Loan, 12/1/27	$ 250,278
130,210	Fly Funding II S.a.r.l., Replacement Term Loan, 1.88%
	(LIBOR + 175 bps), 8/11/25	128,446
	Total Leasing	$ 378,724
Machinery — 0.0%†
189,390	Terex Corp., Incremental U.S. Term Loan, 2.75%
	(LIBOR + 200 bps), 1/31/24	$ 189,011
	Total Machinery	$ 189,011
Media — 0.1%
491,269	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
September 2019 Initial Term Loan, 2.595% (LIBOR +
	250 bps), 4/15/27	$ 486,531
	Total Media	$ 486,531
Metals & Mining — 0.0%†
107,705	TMS International Corp., Term B-2 Loan, 3.75% (LIBOR +
	275 bps), 8/14/24	$ 107,706
	Total Metals & Mining	$ 107,706
Oil & Gas — 0.1%
438,750	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
	Initial Term Loan, 3.335% (LIBOR + 325 bps), 9/29/25	$ 432,854
	Total Oil & Gas	$ 432,854

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value

Personal, Food & Miscellaneous Services — 0.1%
250,000	Whatabrands LLC, Initial Term B Loan, 3.75% (LIBOR +
	325 bps), 8/3/28	$ 249,610
	Total Personal, Food & Miscellaneous Services	$ 249,610
Printing & Publishing — 0.0%†
79,502	Red Ventures LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 2.585% (Libor + 250 bps), 11/8/24	$ 78,707
	Total Printing & Publishing	$ 78,707
Professional & Business Services — 0.4%
250,000(i)	Curia Global, Inc., First Lien 2021 Term Loan, 8/30/26	$ 250,417
968,399	Elanco Animal Health, Inc., Term Loan, 1.846% (LIBOR +
	175 bps), 8/1/27	953,268
445,466	Lamar Media Corp., Term B Loan, 1.597% (LIBOR +
	150 bps), 2/5/27	442,125
245,000	MYOB US Borrower LLC, First Lien Initial U.S. Term Loan,
	4.085% (LIBOR + 400 bps), 5/6/26	244,119
	Total Professional & Business Services	$ 1,889,929
Retail — 0.2%
377,078	CDW LLC (aka AP Exhaust Acq) (fka CDW Corp.),
	Term Loan, 1.84% (LIBOR + 175 bps), 10/13/26	$ 379,057
250,000	Pilot Travel Centers LLC, Initial Tranche B Term Loan,
	2.089% (LIBOR + 200 bps), 8/4/28	248,572
112,413	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.626% (LIBOR + 450 bps), 9/12/24	109,509
	Total Retail	$ 737,138
Telecommunications — 0.1%
206,325	Commscope, Inc., Initial Term Loan, 3.335% (LIBOR +
	325 bps), 4/6/26	$ 204,287
151,798	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	1.835% (LIBOR + 175 bps), 3/1/27	149,792
235,662	Virgin Media Bristol LLC, N Facility Term Loan, 2.596%
	(LIBOR + 250 bps), 1/31/28	233,637
	Total Telecommunications	$ 587,716
Utilities — 0.1%
364,758	Eastern Power LLC (Eastern Covert Midco LLC) (aka
TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	$ 326,838
	Total Utilities	$ 326,838
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $14,164,908)	$ 14,128,626

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 47

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 7.7% of Net Assets
3,000,000	Fannie Mae, 1.5%, 9/1/36 (TBA)	$ 3,048,629
11,850(a)	Fannie Mae, 2.024% (2 Month USD LIBOR +
	174 bps), 7/1/36	12,295
202(a)	Fannie Mae, 2.253% (1 Year CMT Index +
	212 bps), 11/1/25	203
1,374(a)	Fannie Mae, 2.339% (1 Year CMT Index +
	221 bps), 4/1/29	1,379
11,500,000	Fannie Mae, 2.5%, 9/1/51 (TBA)	11,947,422
12,542(a)	Fannie Mae, 2.57% (1 Year CMT Index + 232 bps), 12/1/28	12,516
1,812(a)	Fannie Mae, 2.588% (1 Year CMT Index +
	246 bps), 4/1/28	1,809
182(a)	Fannie Mae, 3.343% (6 Month USD LIBOR +
	285 bps), 2/1/33	183
24,617(a)	Fannie Mae, 4.033% (11th District Cost of Funds
	Index + 193 bps), 12/1/36	26,280
11,247	Fannie Mae, 5.5%, 12/1/35	13,036
68,240	Fannie Mae, 5.5%, 8/1/37	79,156
12,267	Fannie Mae, 6.0%, 2/1/34	13,775
7,005	Fannie Mae, 6.0%, 4/1/38	8,306
82,366	Fannie Mae, 6.5%, 4/1/29	91,069
1,809	Fannie Mae, 6.5%, 7/1/32	2,042
9,326	Fannie Mae, 7.0%, 1/1/36	10,846
9,319(a)	Federal Home Loan Mortgage Corp., 2.158% (2 Month
	USD LIBOR + 191 bps), 8/1/31	9,267
1,986(a)	Federal Home Loan Mortgage Corp., 2.37% (1 Year CMT
	Index + 225 bps), 11/1/31	2,099
651(a)	Federal Home Loan Mortgage Corp., 2.452% (1 Year CMT
	Index + 236 bps), 1/1/28	651
2,082(a)	Federal Home Loan Mortgage Corp., 2.579% (6 Month
	USD LIBOR + 233 bps), 4/1/25	2,101
17,646	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	20,129
20,222	Government National Mortgage Association I,
	6.0%, 12/15/31	23,002
41,380	Government National Mortgage Association I,
	6.0%, 11/15/36	49,123
7,987	Government National Mortgage Association I,
	6.5%, 5/15/31	9,331
5,724	Government National Mortgage Association I,
	6.5%, 7/15/35	6,396
11,257	Government National Mortgage Association I,
	6.5%, 10/15/37	12,884
9,696	Government National Mortgage Association I,
	7.5%, 10/15/36	10,000
15,250,000(j)	U.S. Treasury Bills, 9/21/21	15,249,680
3,000,000	U.S. Treasury Notes, 2.0%, 11/30/22	3,070,312
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $33,752,567)	$ 33,733,921

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value

	TEMPORARY CASH INVESTMENTS — 3.9% of
	Net Assets
	REPURCHASE AGREEMENTS — 3.9%
5,760,000	$5,760,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
	0.05%, dated 8/31/21 plus accrued interest on
	9/1/21 collateralized by $5,875,200 Federal
	Farm Credit Banks Consolidated Systemwide Bonds,
	0.55%, 9/30/22.	$ 5,760,000
5,760,000	$5,760,000 RBC Capital Markets LLC, 0.05%, dated
	8/31/21 plus accrued interest on 9/1/21 collateralized
	by the following:
	$4,021,843 Government National Mortgage Association,
	4.0-4.5%, 9/20/41-8/20/49
	$1,853,382 U.S. Treasury Strips, 0.13%, 1/15/22.	5,760,000
5,760,000	$5,760,000 TD Securities USA LLC, 0.05%, dated
	8/31/21 plus accrued interest on 9/1/21 collateralized
	by the Following,
	$2,937,601 Federal National Mortgage Association,
	3.0-4.5%, 12/1/32-10/1/50
	$2,937,693 U.S. Treasury GHYDF, 1.4% 2/15/44.	5,760,000
		$ 17,280,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $17,280,000)	$ 17,280,000
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.9%
	(Cost $444,923,385)	$448,845,194
	OTHER ASSETS AND LIABILITIES — (1.9)%	$ (8,390,201)
	NET ASSETS — 100.0%	$440,454,993

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
SOFRRATE	Secured Overnight Financing Rate.
Strips	Separate trading of Registered interest and principal of securities.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2021, the value of these securities amounted to
$275,944,180, or 62.6% of net assets.
(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 49

Schedule of Investments | 8/31/21 (continued)

*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.
These base lending rates are generally (i) the lending rate offered by one or more major
European banks, such as LIBOR, (ii) the prime rate offered by one or more major United
States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2021.
+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at August 31, 2021.
(b)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at August 31, 2021.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2021.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Non-income producing security.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
(i)	This term loan will settle after August 31, 2021, at which time the interest rate will be determined.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
#	Securities are restricted as to resale.

	Acquisition
Restricted Securities	date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 4,170
Alturas Re 2020-2	1/1/2020	29,558	36,758
Alturas Re 2021-2	2/16/2021	216,442	218,239
Bantry Re 2016	2/6/2019	24,180	24,180
Bantry Re 2017	2/6/2019	14,616	14,610
Berwick Re 2018-1	1/10/2018	87,886	46,510
Berwick Re 2019-1	12/31/2018	51,365	51,369
Bonanza Re	12/15/2020	250,000	251,775
Caelus Re V	4/27/2017	25,000	12,500
Caelus Re V	5/4/2018	250,000	187,500
Carnoustie Re 2017	1/5/2017	59,439	32,950
Castle Stuart Re 2018	12/20/2017	52,546	2,175
Cypress Re 2017	1/24/2017	840	25
Denning Re 2021	7/28/2021	244,573	246,470
Dingle Re 2019	3/4/2019	—	5,131
Easton Re Pte	12/15/2020	250,000	251,725
Eden Re II	1/22/2019	293	9,157
Eden Re II	1/23/2018	515	7,404
Eden Re II	12/15/2017	747	3,940
Four Lakes Re	11/5/2020	250,000	252,600
Gullane Re 2018	3/26/2018	18,957	36,756
Gullane Re 2021	2/16/2021	250,000	265,031
Harambee Re 2018	12/19/2017	12,605	3,975
Harambee Re 2019	12/20/2018	—	975
Harambee Re 2020	2/27/2020	6,609	13,825
Hypatia, Ltd.	7/10/2020	250,000	261,975
Hypatia, Ltd.	7/10/2020	250,000	262,900
Integrity Re	12/4/2019	249,402	249,575

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/21

	Acquisition
Restricted Securities	date	Cost	Value
International Bank for Reconstruction
& Development	2/28/2020	$250,000	$ 254,000
Kilimanjaro II Re	4/6/2017	300,000	300,450
Kilimanjaro Re	6/25/2021	250,500	252,150
Limestone Re 2016-1	12/15/2016	1,155	1,670
Limestone Re 2020-1	12/27/2019	29,539	51,950
Lion Rock Re 2020	12/30/2019	—	—
Lorenz Re 2018	8/21/2018	53,668	1,931
Lorenz Re 2019	7/10/2019	40,807	10,225
Matterhorn Re	6/25/2020	243,341	241,325
Matterhorn Re	11/24/2020	250,000	251,050
Matterhorn Re	12/20/2019	250,000	248,125
Matterhorn Re	1/29/2020	250,000	246,750
Matterhorn Re	11/24/2020	250,000	253,000
Matterhorn Re	1/29/2020	250,000	249,850
Matterhorn Re	4/30/2020	250,000	252,125
Matterhorn Re	6/25/2020	250,000	251,875
Merion Re 2021-2	12/28/2020	500,000	518,399
Mona Lisa Re	12/30/2019	250,000	252,225
Mystic Re IV Ltd.	6/9/2021	250,000	250,375
Northshore Re II	12/2/2020	250,000	257,825
Oakmont Re 2017	5/10/2017	—	7,350
Pangaea Re 2016-2	5/31/2016	—	892
Pangaea Re 2018-1	12/26/2017	71,503	10,527
Pangaea Re 2018-3	6/27/2018	60,216	5,186
Pangaea Re 2019-1	1/9/2019	4,301	8,536
Pangaea Re 2019-3	7/25/2019	5,515	6,613
Pangaea Re 2020-1	1/21/2020	—	8,602
Pangaea Re 2020-1	1/28/2021	350,000	358,490
Portrush Re 2017	6/12/2017	191,746	159,525
Residential Reinsurance 2020	10/30/2020	250,000	253,275
Resilience Re	4/13/2017	1,144	—
Resilience Re	2/8/2017	124	—
Sanders Re II	5/20/2020	250,000	252,800
Sector Re V	1/1/2020	10,000	28,674
Sector Re V	12/4/2018	47,225	32,453
Sussex Re 2020-1	1/21/2020	—	12,969
Thopas Re 2018	12/12/2017	32,702	3,400
Thopas Re 2019	12/21/2018	5,241	9,950
Thopas Re 2020	12/30/2019	—	4,000
Thopas Re 2021	1/22/2021	250,000	246,450
Ursa Re	11/20/2019	250,000	256,250
Ursa Re II	10/8/2020	250,000	259,025
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2020	12/30/2019	50,960	3,950
Viribus Re 2021	2/1/2021	449,040	469,067
Vitality Re X	2/3/2020	249,860	245,350
Vitality Re XI	1/23/2020	250,000	244,050
Vitality Re XI Ltd.	1/23/2020	250,000	245,250
Total Restricted Securities			$10,032,134
% of Net assets			2.3%

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 51

Schedule of Investments | 8/31/21 (continued)

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional		Unrealized
Long	Description	Date	Amount	Market Value	Appreciation
643	U.S. 2 Year	12/31/21	$141,583,977	$141,670,985	$ 87,008
	Note (CBT)

Number of
Contracts		Expiration	Notional		Unrealized
Short	Description	Date	Amount	Market Value	(Depreciation)
318	U.S. 5 Year	12/31/21	$ (39,292,851)	$ (39,342,562)	$ (49,711)
Note (CBT)
255	U.S. 10 Year	12/21/21	(33,935,914)	(34,030,547)	(94,633)
Note (CBT)
12	U.S. Long Bond	12/21/21	(1,953,141)	(1,955,625)	(2,484)
(CBT)
			$ (75,181,906)	$ (75,328,734)	$ (146,828)
TOTAL FUTURES CONTRACTS			$ 66,402,071	$ 66,342,251	$ (59,820)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 5,425,337	$ 22,624,280
Other Long-Term Securities	$172,625,483	$224,322,960

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2021, the Fund engaged in sales of $2,115,726 which resulted in a net realized gain/(loss) of $7,969. During the year ended August 31, 2021, the Fund did not engage in purchases pursuant to these procedures.

At August 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $446,440,862 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 5,962,469
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(3,543,195)
Net unrealized appreciation	$ 2,419,274

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/21

The following is a summary of the inputs used as of August 31, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ —	$107,674,641	$ —	$107,674,641
Collateralized Mortgage
Obligations	—	74,750,913	—	74,750,913
Commercial Mortgage-
Backed Securities	—	40,055,893	—	40,055,893
Corporate Bonds	—	150,939,041	—	150,939,041
Foreign Government Bond	—	250,025	—	250,025
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Massachusetts	—	—	246,470	246,470
Multiperil - U.S.	—	—	5,131	5,131
Multiperil - Worldwide	—	—	53,645	53,645
Windstorm - Florida	—	—	159,525	159,525
Windstorm - U.S. Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil - U.S.	—	—	53,900	53,900
Multiperil - Worldwide	—	—	2,458,438	2,458,438
All Other Insurance-Linked
Securities	—	7,047,675	—	7,047,675
Senior Secured Floating Rate
Loan Interests	—	14,128,626	—	14,128,626
U.S. Government and
Agency Obligations	—	33,733,921	—	33,733,921
Repurchase Agreements	—	17,280,000	—	17,280,000
Total Investments
in Securities	$ —	$445,860,735	$ 2,984,459	$448,845,194
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$ (59,820)	$ —	$ —	$ (59,820)
Total Other
Financial Instruments	$(59,820)	$ —	$ —	$ (59,820)

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 53

Schedule of Investments | 8/31/21 (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 8/31/20	$ 6,631,591
Realized gain (loss)	(78,212)
Changed in unrealized appreciation (depreciation)	(195,689)
Accrued discounts/premiums	—
Purchases	2,260,055
Sales	(5,633,286)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 8/31/21	$ 2,984,459

*	Transfers are calculated on the beginning of period value. For the year ended August 31, 2021, there were no transfers in or out of Levels 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at August 31, 2021:	$(76,571)

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Statement of Assets and Liabilities | 8/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $444,923,385)	$448,845,194
Cash	2,438,008
Futures collateral	410,086
Due from broker for futures	1,000,598
Variation margin for futures contracts	23,383
Unrealized appreciation on unfunded loan commitments	438
Receivables —
Investment securities sold	2,738,639
Fund shares sold	9,357,413
Interest	1,506,808
Due from the Adviser	47,079
Other assets	45,603
Total assets	$466,413,249
LIABILITIES:
Payables —
Investment securities purchased	$ 24,859,589
Fund shares repurchased	609,228
Distributions	161,950
Trustees’ fees	2,785
Net unrealized depreciation on futures contracts	59,820
Due to affiliates	80,248
Accrued expenses	184,636
Total liabilities	$ 25,958,256
NET ASSETS:
Paid-in capital	$474,954,118
Distributable earnings (loss)	(34,499,125)
Net assets	$440,454,993
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $144,818,403/15,416,896 shares)	$ 9.39
Class C (based on $18,885,413/2,007,278 shares)	$ 9.41
Class C2 (based on $1,855,139/196,989 shares)	$ 9.42
Class K (based on $661,135/69,983 shares)	$ 9.45
Class Y (based on $274,234,903/29,150,506 shares)	$ 9.41

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 55

Statement of Operations
FOR THE YEAR ENDED 8/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$11,816,753
Dividends from unaffiliated issuers	363,869
Total investment income		$12,180,622
EXPENSES:
Management fees	$ 1,528,988
Administrative expense	174,416
Transfer agent fees
Class A	194,671
Class C	14,874
Class C2	744
Class K	197
Class Y	262,810
Distribution fees
Class A	279,282
Class C	122,830
Class C2	8,598
Shareowner communications expense	23,182
Custodian fees	54,997
Registration fees	108,905
Professional fees	98,004
Printing expense	65,359
Pricing fees	92,658
Trustees’ fees	15,935
Insurance expense	901
Miscellaneous	50,750
Total expenses		$ 3,098,101
Less fees waived and expenses reimbursed by the Adviser		(450,403)
Net expenses		$ 2,647,698
Net investment income		$ 9,532,924
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 2,526,442
Futures contracts	716,109	$ 3,242,551
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 6,524,611
Futures contracts	(19,585)
Unfunded loan commitments	438	$ 6,505,464
Net realized and unrealized gain (loss) on investments		$ 9,748,015
Net increase in net assets resulting from operations		$19,280,939

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/21	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 9,532,924	$ 14,754,984
Net realized gain (loss) on investments	3,242,551	(20,777,781)
Change in net unrealized appreciation (depreciation)
on investments	6,505,464	(6,520,277)
Net increase (decrease) in net assets resulting
from operations	$ 19,280,939	$ (12,543,074)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.21 and $0.25 per share, respectively)	$ (3,115,385)	$ (4,392,719)
Class C ($0.19 and $0.23 per share, respectively)	(495,049)	(812,488)
Class C2 ($0.19 and $0.23 per share, respectively)	(34,989)	(31,097)
Class K ($0.24 and $0.28 per share, respectively)	(44,790)	(324,069)
Class Y ($0.24 and $0.28 per share, respectively)	(6,976,840)	(10,599,602)
Total distributions to shareowners	$ (10,667,053)	$ (16,159,975)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 238,647,614	$ 464,617,323
Reinvestment of distributions	8,756,874	12,657,337
Cost of shares repurchased	(285,122,426)	(506,784,270)
Net decrease in net assets resulting from Fund
share transactions	$ (37,717,938)	$ (29,509,610)
Net decrease in net assets	$ (29,104,052)	$ (58,212,659)
NET ASSETS:
Beginning of year	$ 469,559,045	$ 527,771,704
End of year	$ 440,454,993	$ 469,559,045

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 57

Statements of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/21	8/31/21	8/31/20	8/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,691,465	$ 53,420,157	12,482,387	$ 117,051,904
Reinvestment of distributions	314,813	2,949,627	452,026	4,175,627
Less shares repurchased	(6,507,994)	(60,889,558)	(15,556,698)	(143,380,168)
Net decrease	(501,716)	$ (4,519,774)	(2,622,285)	$ (22,152,637)
Class C
Shares sold	583,072	$ 5,460,843	1,723,794	$ 15,827,056
Reinvestment of distributions	52,705	494,486	87,073	803,264
Less shares repurchased	(2,046,875)	(19,180,034)	(1,849,063)	(16,896,876)
Net decrease	(1,411,098)	$ (13,224,705)	(38,196)	$ (266,556)
Class C2
Shares sold	61,166	$ 571,857	112,271	$ 1,033,670
Reinvestment of distributions	626	5,885	1,209	11,186
Less shares repurchased	(20,214)	(189,286)	(81,331)	(747,097)
Net increase	41,578	$ 388,456	32,149	$ 297,759
Class K
Shares sold	76,023	$ 714,232	134,084	$ 1,234,666
Reinvestment of distributions	3,117	29,258	8,140	75,590
Less shares repurchased	(376,895)	(3,544,763)	(1,289,214)	(11,308,155)
Net decrease	(297,755)	$ (2,801,273)	(1,146,990)	$ (9,997,899)
Class Y
Shares sold	19,005,450	$ 178,480,525	35,422,520	$ 329,470,027
Reinvestment of distributions	562,298	5,277,618	822,631	7,591,670
Less shares repurchased	(21,458,436)	(201,318,785)	(37,026,267)	(334,451,974)
Net increase (decrease)	(1,890,688)	$ (17,560,642)	(781,116)	$ 2,609,723

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class A
Net asset value, beginning of period	$ 9.21	$ 9.52	$ 9.40	$ 9.54	$ 9.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.23	$ 0.27	$ 0.18	$ 0.16
Net realized and unrealized gain (loss) on investments	0.20	(0.29)	0.14	(0.12)	0.01
Net increase (decrease) from investment operations	$ 0.39	$ (0.06)	$ 0.41	$ 0.06	$ 0.17
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.25)	$ (0.29)	$ (0.20)	$ (0.19)
Net increase (decrease) in net asset value	$ 0.18	$ (0.31)	$ 0.12	$ (0.14)	$ (0.02)
Net asset value, end of period	$ 9.39	$ 9.21	$ 9.52	$ 9.40	$ 9.54
Total return (b)	4.25%	(0.61)%	4.39%	0.68%	1.82%
Ratio of net expenses to average net assets	0.81%	0.82%	0.82%	0.88%	0.84%
Ratio of net investment income (loss) to average net assets	1.98%	2.44%	2.87%	1.90%	1.64%
Portfolio turnover rate	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$144,818	$146,659	$176,601	$134,382	$162,375
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.85%	0.85%	0.86%	0.88%	0.84%
Net investment income (loss) to average net assets	1.94%	2.41%	2.83%	1.90%	1.64%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.

(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 59

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class C
Net asset value, beginning of period	$ 9.23	$ 9.52	$ 9.39	$ 9.53	$ 9.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.17	$ 0.20	$ 0.25	$ 0.16	$ 0.14
Net realized and unrealized gain (loss) on investments	0.20	(0.26)	0.14	(0.12)	0.02
Net increase (decrease) from investment operations	$ 0.37	$ (0.06)	$ 0.39	$ 0.04	$ 0.16
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.23)	$ (0.26)	$ (0.18)	$ (0.17)
Net increase (decrease) in net asset value	$ 0.18	$ (0.29)	$ 0.13	$ (0.14)	$ (0.01)
Net asset value, end of period	$ 9.41	$ 9.23	$ 9.52	$ 9.39	$ 9.53
Total return (b)	4.04%	(0.62)%	4.25%	0.45%	1.69%
Ratio of net expenses to average net assets	1.03%	1.04%	1.03%	1.06%	1.05%
Ratio of net investment income (loss) to average net assets	1.77%	2.22%	2.66%	1.72%	1.42%
Portfolio turnover rate	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$18,885	$31,557	$32,889	$58,380	$83,649
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.07%	1.06%	1.07%	1.06%	1.05%
Net investment income (loss) to average net assets	1.73%	2.20%	2.62%	1.72%	1.42%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Annual Report | 8/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class C2
Net asset value, beginning of period	$ 9.24	$ 9.52	$ 9.39	$ 9.53	$ 9.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.17	$ 0.20	$ 0.25	$ 0.16	$ 0.14
Net realized and unrealized gain (loss) on investments	0.20	(0.25)	0.15	(0.12)	0.01
Net increase (decrease) from investment operations	$ 0.37	$ (0.05)	$ 0.40	$ 0.04	$ 0.15
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.23)	$ (0.27)	$ (0.18)	$ (0.17)
Net increase (decrease) in net asset value	$ 0.18	$ (0.28)	$ 0.13	$ (0.14)	$ (0.02)
Net asset value, end of period	$ 9.42	$ 9.24	$ 9.52	$ 9.39	$ 9.53
Total return (b)	4.04%	(0.52)%	4.27%	0.44%	1.57%
Ratio of net expenses to average net assets	1.01%	1.03%	1.05%	1.06%	1.05%
Ratio of net investment income (loss) to average net assets	1.78%	2.20%	2.61%	1.73%	1.42%
Portfolio turnover rate	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$1,855	$1,436	$ 1,173	$1,650	$2,070
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.05%	1.05%	1.09%	1.06%	1.05%
Net investment income (loss) to average net assets	1.74%	2.18%	2.57%	1.73%	1.42%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 61

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class K
Net asset value, beginning of period	$ 9.27	$ 9.54	$ 9.42	$ 9.56	$ 9.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.27	$ 0.31	$ 0.21	$ 0.19
Net realized and unrealized gain (loss) on investments	0.20	(0.26)	0.13	(0.11)	0.02
Net increase (decrease) from investment operations	$ 0.42	$ 0.01	$ 0.44	$ 0.10	$ 0.21
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.28)	$ (0.32)	$ (0.24)	$ (0.22)
Net increase (decrease) in net asset value	$ 0.18	$ (0.27)	$ 0.12	$ (0.14)	$ (0.01)
Net asset value, end of period	$ 9.45	$ 9.27	$ 9.54	$ 9.42	$ 9.56
Total return (b)	4.62%	0.16%	4.73%	1.03%	2.25%
Ratio of net expenses to average net assets	0.46%	0.46%	0.47%	0.50%	0.49%
Ratio of net investment income (loss) to average net assets	2.36%	2.86%	3.26%	2.26%	1.99%
Portfolio turnover rate	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$ 661	$3,408	$14,451	$10,166	$15,454
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.51%	0.47%	0.51%	0.50%	0.49%
Net investment income (loss) to average net assets	2.31%	2.85%	3.22%	2.26%	1.99%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Annual Report | 8/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class Y
Net asset value, beginning of period	$ 9.23	$ 9.51	$ 9.38	$ 9.52	$ 9.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.26	$ 0.30	$ 0.20	$ 0.18
Net realized and unrealized gain (loss) on investments	0.20	(0.26)	0.14	(0.12)	0.01
Net increase (decrease) from investment operations	$ 0.42	$ (0.00)(b)	$ 0.44	$ 0.08	$ 0.19
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.28)	$ (0.31)	$ (0.22)	$ (0.21)
Net increase (decrease) in net asset value	$ 0.18	$ (0.28)	$ 0.13	$ (0.14)	$ (0.02)
Net asset value, end of period	$ 9.41	$ 9.23	$ 9.51	$ 9.38	$ 9.52
Total return (c)	4.63%	0.05%	4.81%	0.90%	2.04%
Ratio of net expenses to average net assets	0.46%	0.46%	0.47%	0.64%	0.61%
Ratio of net investment income (loss) to average net assets	2.33%	2.80%	3.23%	2.14%	1.88%
Portfolio turnover rate	43%	113%	84%	54%	70%
Net assets, end of period (in thousands)	$274,235	$286,499	$302,658	$258,634	$333,825
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.60%	0.59%	0.59%	0.64%	0.61%
Net investment income (loss) to average net assets	2.19%	2.67%	3.11%	2.14%	1.88%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per-share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 63

Notes to Financial Statements | 8/31/21

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended August 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to

64 Pioneer Short Term Income Fund | Annual Report | 8/31/21

transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

When independent third party pricing services are unable to supply prices,

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or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings,

66 Pioneer Short Term Income Fund | Annual Report | 8/31/21

natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 67

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At August 31, 2021, the Fund was permitted to carry forward indefinitely $18,915,335 of short-term and $17,909,633 of long-term losses.

The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$10,667,053	$16,159,975
Total	$10,667,053	$16,159,975

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2021:

2021
Distributable earnings:
Undistributed ordinary income	$ 69,066
Capital loss carryforward	(36,824,968)
Current year dividend payable	(161,951)
Unrealized appreciation	2,418,727
Total	$(34,499,126)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/21

D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A hares during the year ended August 31, 2021.

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other

Pioneer Short Term Income Fund | Annual Report | 8/31/21 69

risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and

70 Pioneer Short Term Income Fund | Annual Report | 8/31/21

instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus has respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy

Pioneer Short Term Income Fund | Annual Report | 8/31/21 71

and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at August 31, 2021 are listed in the Schedule of Investments.

H.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

72 Pioneer Short Term Income Fund | Annual Report | 8/31/21

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.	Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

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Open repurchase agreements at August 31, 2021, are disclosed in the Schedule of Investments.

J.	Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts during the year ended August 31, 2021, was $65,833,833. Open futures contracts outstanding at August 31, 2021, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate equal to 0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% on assets over $1 billion.

74 Pioneer Short Term Income Fund | Annual Report | 8/31/21

For the year ended August 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83%, 0.46% and 0.46% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. Class C and Class C2 shares do not have an expense limitation. These expense limitations are in effect through January 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed, during the year ended August 31, 2021 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $74,864 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2021, the Fund paid $15,935 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,785.

4. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$11,400
Class C	3,455
Class C2	46
Class K	153
Class Y	8,128
Total	$23,182

5. Distribution and Service Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $5,384 in distribution fees payable to the Distributor at August 31, 2021.

In addition, redemptions of Class A, Class C and Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2021, CDSCs in the amount of $3,643 were paid to the Distributor.

76 Pioneer Short Term Income Fund | Annual Report | 8/31/21

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2021, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 77

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Net unrealized
depreciation on
futures contracts	$59,820	$ —	$ —	$ —	$ —
Total Value	$59,820	$ —	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Futures contracts	$716,109	$ —	$ —	$ —	$ —
Total Value	$716,109	$ —	$ —	$ —	$ —

Change in net
unrealized
appreciation
(depreciation) on:
Futures contracts	$ (19,585)	$ —	$ —	$ —	$ —
Total Value	$ (19,585)	$ —	$ —	$ —	$ —

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of August 31, 2021, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
RVR Dealership Holdings, LLC	$55,556	$55,143	$55,556	$413
Tekni-Plex, Inc. (aka Trident
TPI Holdings, Inc.).	18,634	18,634	18,659	25
Total Value	$74,190	$73,777	$74,215	$438

78 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Pioneer Short Term Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the “Fund”), including the schedule of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 79

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 1, 2021

80 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Additional Information (unaudited)

The percentage of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 75.49%.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 81

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements

82 Pioneer Short Term Income Fund | Annual Report | 8/31/21

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Short Term Income Fund | Annual Report | 8/31/21 83

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

84 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management (2007-2012);
	or removal.	Executive Director- Product Strategy, Mellon Asset Management (2005-2007);
Executive Vice President Head of Products, Marketing and Client Service,
Dreyfus Corporation (investment management firm) (2000-2005); and Senior
Vice President Strategic Product and Business Development, Dreyfus
Corporation (1994-2000)

Pioneer Short Term Income Fund | Annual Report | 8/31/21 85

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	Federal Savings Bank, NA (2017 –
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

86 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company) (1993 – 2001);
	until a successor trustee	Vice President – Corporate Finance and Treasury Group, Citibank, N.A.
	is elected or earlier	(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management
	retirement or removal.	Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2004.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	earlier retirement	Executive trustee is elected or Officer, Metric Financial Inc. (formerly known	investment company) (2004 –
	or removal.	as Newbury Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services,
Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative
Investment Services, Inc. (financial services) (2005-2007)

Pioneer Short Term Income Fund | Annual Report | 8/31/21 87

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President of
	earlier retirement	Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 –
2013); Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); and Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings US,
Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

88 Pioneer Short Term Income Fund | Annual Report | 8/31/21

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (56)	Since 2004. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of the	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of the	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of the	None
Treasurer and Chief Financial	the discretion of the	Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
and Accounting Officer	Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2004. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of the	of all of the Pioneer Funds since 1999
Board
Gary Sullivan (63)	Since 2004. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of the	Treasurer of all of the Pioneer Funds since 2002
Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant	None
Assistant Treasurer	the discretion of the	Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury
	Board	Analyst from 2012 - 2020

Pioneer Short Term Income Fund | Annual Report | 8/31/21 89

Fund Officers (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (50)	Since July 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	at the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

90 Pioneer Short Term Income Fund | Annual Report | 8/31/21

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Pioneer Short Term Income Fund | Annual Report | 8/31/21 91

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92 Pioneer Short Term Income Fund | Annual Report | 8/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19427-15-1021

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

     (i)  Has at least one audit committee financial expert serving on its audit committee; or

     (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $42,560 payable to Ernst & Young LLP for the year ended August 31, 2021 and $42,560 for the year ended August 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $15,277 and $15,277 during the fiscal years ended August 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $15,277 and $15,277 during the fiscal years ended August 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Short Term Income Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 5, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date November 5, 2021

* Print the name and title of each signing officer under his or her signature.